UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2008 through October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
Annual Report

J.P. Morgan International Equity Funds

October 31, 2009

JPMorgan Emerging Markets Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Equity Fund	2
JPMorgan International Equity Fund	5
JPMorgan International Equity Index Fund	8
JPMorgan International Opportunities Fund	11
JPMorgan International Value Fund	14
JPMorgan Intrepid International Fund	17
Schedules of Portfolio Investments	20
Financial Statements	54
Financial Highlights	72
Notes to Financial Statements	84
Report of Independent Registered Public Accounting Firm	103
Trustees	104
Officers	106
Schedule of Shareholder Expenses	107
Board Approval of Investment Advisory Agreements	110
Special Shareholder Meeting Results	114
Tax Letter	115
Privacy Policy	116

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 18, 2009 (Unaudited)

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12-month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view — not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$808,728
Primary Benchmark	Morgan Stanley Capital International (MSCI) Emerging Markets Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide high total return from a portfolio of equity securities from emerging markets issuers,* returned 52.28%** (Institutional Class Shares) for the 12 months ended October 31, 2009. This compares to the 64.63% return for the MSCI Emerging Markets Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. While emerging market equities generated very strong results, they also experienced periods of extreme volatility during the fiscal year. As the reporting period began in November 2008, emerging market equities, as measured by the Index, were in the midst of a severe decline. This was triggered by the ongoing turmoil in the financial markets, frozen credit conditions and a rapidly weakening global economy. Collectively, this created an extreme flight to quality as investors flocked to safer investments and sold assets that were viewed as being risky.

Emerging market equities then staged an impressive rally beginning in March 2009. It appeared that risk aversion was gradually replaced by increased risk appetites, as investor sentiment regarding the global economy improved. Within the emerging markets, it appeared that many countries would escape the worst of the economic fallout from the financial crisis in the U.S. In fact, while China and India did see their economies weaken, they avoided falling into a recession. As the reporting period progressed, demand for emerging market equities remained solid as many emerging market economies started to rebound, aided by various governments’ economic stimulus programs. In addition, there were signs that a number of developed country economies were bottoming.

The Fund’s quality bias was not rewarded during the fiscal year. The Fund utilized a long-term investment approach and emphasized well run companies with high quality balance sheets. This was a drag on performance as riskier companies outperformed their higher quality counterparts over the 12-months ended October 31, 2009. The Fund’s country allocations are a bi-product of its bottom-up stock selection process. During the reporting period, overweight exposures to India and South Africa detracted from performance. In contrast, an underweight to Russia and an overweight in Brazil positively contributed to results.

From a stock perspective, the Fund’s overweight positions in telecommunications companies China Mobile Ltd. and India-based Bharti Airtel Ltd. were meaningful detractors from results. Both stocks were strong performers early in the reporting period, as more defensive companies with strong cash flows were in demand from risk adverse investors. However, both companies significantly lagged the benchmark during the fiscal year as a whole. Bharti Airtel’s shares were further dragged down as the company engaged in a price war with its smaller competitors.

Fund holdings that contributed to performance included overweight positions in China Merchants Bank and Cia Vale do Rio Doce (“Vale”). China Merchants Bank is one of the largest banks in China that is not entirely owned by the government. Currently, 20% of China Merchants Bank is owned by London-based HSBC, a leading global financial services organization. China Merchants Bank’s shares performed extremely well, as it was rewarded for gearing more of its operations than government-owned banks to retail financial services, an underpenetrated area of lending in China. Vale, one of the world’s leading producers of iron ore, which is a key component in the manufacturing of steel, has a significant and readily accessible iron ore deposit and the necessary infrastructure to extract the metal and bring it to market. Demand for iron ore from China—which has the world’s largest steel production capacity-continued to be very strong. This demand remained robust as, during the reporting period, the Chinese government announced a $580 billion stimulus program. Much of this was earmarked to be used for infrastructure-related activities within the country.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund held approximately 58 of the most promising investment opportunities as identified by our worldwide network of analysts as of October 31, 2009. The Index was then used as a benchmark against which risk exposures could be monitored and managed. Security weightings were determined by a bottom-up stock selection process.

During the reporting period, we looked to position the Fund’s portfolio to benefit from the aggressive programs that governments around the world introduced to stimulate economic growth. In particular, we emphasized well-run

2   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

emerging market companies that we believed would be the beneficiaries of low interest rates, increased domestic consumption and rising infrastructure spending. This is evident by the Fund’s increased exposure during the fiscal year to the consumer discretionary, consumer staples and financials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Vale S.A., ADR (Brazil)	5.6%
2.	Petroleo Brasileiro S.A., ADR (Brazil)	5.5
3.	China Merchants Bank Co., Ltd., Class H (China)	3.8
4.	Housing Development Finance Corp., Ltd. (India)	3.7
5.	China Mobile Ltd. (Hong Kong)	3.2
6.	Sberbank of Russian Federation (Russia)	3.0
7.	Samsung Electronics Co., Ltd. (South Korea)	2.7
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.6
9.	Itau Unibanco Banco Multiplo S.A. (Brazil)	2.4
10.	Turkiye Garanti Bankasi A/S (Turkey)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	18.8%
China	10.5
India	10.1
South Africa	9.4
South Korea	9.3
Hong Kong	8.6
Mexico	8.1
Taiwan	5.5
Russia	4.7
Turkey	3.3
Egypt	1.6
Indonesia	1.5
Israel	1.4
Chile	1.0
Others (each less than 1.0%)	1.4
Short-Term Investment	4.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		51.69%	15.35%	10.71%
With Sales Charge*		43.74	14.11	10.11
CLASS B SHARES	9/28/01
Without CDSC		50.99	14.81	10.30
With CDSC**		45.99	14.58	10.30
CLASS C SHARES	2/28/06
Without CDSC		50.92	14.79	10.29
With CDSC***		49.92	14.79	10.29
INSTITUTIONAL CLASS SHARES	11/15/93	52.28	15.86	11.22
SELECT CLASS SHARES	9/10/01	51.96	15.64	10.93

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$548,166
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income,* returned 27.73%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 27.71% return for the MSCI EAFE Index (the “Index”) for the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund modestly outperformed its benchmark during the reporting period. As was the case in the U.S., while the international equity markets generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, international stocks, as measured by the Index, had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

International stocks then started to rally in March and the Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

During the reporting period, the Fund’s stock selection in the consumer discretionary, materials and utilities sectors contributed to performance. In contrast, holdings in the financials and technology sectors, as well as the Fund’s cash position, detracted from results.

At the individual stock level, luxury fashion clothing and accessories companies Burberry Group plc and PPR (which owns Gucci) contributed to performance. The companies performed poorly early in the period due to the global recession. However, we felt their stock prices had fallen too sharply given their strong franchises. In addition, we felt they would be able to gain market share from their weaker competitors when the macroeconomic environment improved. The Fund’s exposure to the stocks was rewarded as they rallied and generated outstanding results during the fiscal year as a whole. Benefiting the Fund in the materials sector was Cia Vale do Rio Doce (Vale), one of the world’s leading producers of iron ore, which is a key component in the manufacturing of steel. Vale has a significant and readily accessible iron ore deposit and the necessary infrastructure to extract the metal and bring it to market. Demand for iron ore from China remained strong as it’s economy continued to expand. The Fund also benefited from its underweight exposure to Japanese utilities companies. While this defensive sector held up relatively well early in the period, it subsequently performed poorly as more cyclical stocks generated superior returns as the fiscal year progressed.

Among the detractors from results was the Fund’s positioning in the financials sector. For example, the Fund’s lack of exposure to Australian banks was a negative as they generated strong results during the reporting period. Despite economic contractions in most developed countries, Australia never fell into a recession. The Fund’s overweight to HSBC Holdings plc, a U.K.-based global banking group, was also a negative. The company performed poorly early in the period as investors were concerned about its exposure to the U.S. subprime mortgage market. Despite its troubles in the U.S., HSBC remained profitable during the period. This was due to the strong results from its operations in emerging markets. While HSBC’s stock rallied as the fiscal year progressed, it lagged the benchmark during the 12-months ended October 31, 2009. Another meaningful detractor from performance was Nokia OYJ, a cell phone manufacturer based in Finland. In addition to less overall demand for cell phones, the company faced increased competition in the higher-end, higher margin market, specifically from the Apple iPhone and Blackberry suite of products. While the Fund had a fairly small cash position during the fiscal year, this was a drag on its performance given the strong returns in the international equity markets.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continues to focus on stock selection to build a diversified portfolio of international equities. The Fund aims to identify well-managed, high-quality, profitable companies with strong financial positions that are growing faster than their peers, yet whose stocks trade at reasonable valuations. We are first and foremost stock pickers, with stock selection as the principal driver of outperformance. Buy and

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

sell decisions were focused on the bottom-up decision-making process.

A number of adjustments were made to the Fund’s portfolio early in the reporting period. For example, we modestly increased its exposure to cyclical companies in anticipation of improving economic conditions, while paring its holdings in the more defensive healthcare and consumer staples sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	3.2%
2.	Total S.A. (France)	3.1
3.	Nestle S.A. (Switzerland)	2.8
4.	Vodafone Group plc (United Kingdom)	2.3
5.	Telefonica S.A. (Spain)	2.2
6.	Standard Chartered plc (United Kingdom)	2.0
7.	BHP Billiton Ltd. (Australia)	2.0
8.	BNP Paribas (France)	1.9
9.	Roche Holding AG (Switzerland)	1.9
10.	E.ON AG (Germany)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	21.5%
Japan	16.6
France	14.5
Switzerland	10.7
Germany	7.9
Spain	4.4
Netherlands	4.2
Italy	3.2
Hong Kong	2.7
Australia	2.6
Brazil	2.0
Mexico	1.3
Belgium	1.1
Finland	1.1
China	1.1
Others (each less than 1.0%)	2.3
Short-Term Investment	2.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		27.50%	4.34%	2.65%
With Sales Charge*		20.82	3.23	2.10
CLASS B SHARES	2/28/02
Without CDSC		26.72	3.74	2.22
With CDSC**		21.72	3.39	2.22
CLASS C SHARES	1/31/03
Without CDSC		26.83	3.75	2.22
With CDSC***		25.83	3.75	2.22
CLASS R2 SHARES	11/3/08	27.02	4.27	2.61
CLASS R5 SHARES	5/15/06	27.92	4.73	2.96
SELECT CLASS SHARES	1/1/97	27.73	4.60	2.89

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$906,869
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index,* returned 28.02%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 28.11% return for the MSCI EAFE GDP Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund performed largely in line with its benchmark during the reporting period. The international equity markets generated solid results during the fiscal year, while also experiencing periods of heightened volatility. As the reporting period began in November 2008, international stocks, as measured by the Index, had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

International stocks then began to rally in March and the Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

Looking more closely at the international equity markets, only two of the 21 countries included in the Index generated negative returns during the 12-months ended October 31, 2009. The top three countries in the Index were Sweden, Hong Kong and Australia, with returns of 69.24%, 63.83% and 65.27%, respectively. The bottom three countries, in terms of returns, were Ireland, Finland and Japan, with returns of –18.66%, 2.86 and 13.75%, respectively. In terms of regions, Asia ex-Japan and Europe ex-U.K were the strongest, with returns of 64.42% and 30.66%, respectively. The U.K. and Japan generated weaker results, as they returned 23.30% and 13.75%, respectively.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the stated benchmark. The tracking error of this strategy can be attributed to not owning all the names in the Index and the Fund’s exposure to emerging markets. (Tracking error is a measure of how closely a portfolio follows the index to which it is benchmarked.) The Fund’s emerging market exposure over the last 12 months was a positive contributor to the Fund’s performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is constructed as a fundamental index strategy, with country weights based on gross domestic product (GDP) rather than traditional market capitalization. Each country is weighted by GDP, because we believe this measure is a better indication of each country’s potential earning power. The Fund was well diversified for the period, with approximately 1,200 developed country stocks and 200 emerging country stocks. At the end of the period, the Fund had the following weights within developed markets: Europe ex-U.K., 63.11%; Japan, 18.70%; the U.K., 10.89%; and Asia ex-Japan, 7.30%.

The emerging markets exposure had a weighting of 7.95%, consisting of 13 countries with representation among major emerging market regions. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize cash balances. The Fund continues to closely track its internal benchmark consistent with the index strategy and to provide broad passive international exposure for U.S. investors.

8   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Banco Santander S.A. (Spain)	1.9%
2.	Telefonica S.A. (Spain)	1.7
3.	ENI S.p.A. (Italy)	1.5
4.	Total S.A. (France)	1.3
5.	Siemens AG (Germany)	1.3
6.	E.ON AG (Germany)	1.3
7.	UniCredit S.p.A. (Italy)	1.1
8.	Enel S.p.A. (Italy)	0.9
9.	Bayer AG (Germany)	0.9
10.	Banco Bilbao Vizcaya Argentaria S.A. (Spain)	0.9

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	16.5%
Germany	13.0
France	9.9
United Kingdom	8.7
Italy	8.0
Spain	6.6
Netherlands	4.5
Australia	4.4
Switzerland	2.2
Belgium	2.0
Sweden	1.9
Austria	1.6
Norway	1.6
Denmark	1.3
Greece	1.3
Ireland	1.0
United States	1.0
Others (each less than 1.0%)	12.1
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		27.74%	5.51%	2.10%
With Sales Charge*		21.04	4.39	1.55
CLASS B SHARES	1/14/94
Without CDSC		26.78	4.75	1.54
With CDSC**		21.78	4.42	1.54
CLASS C SHARES	11/4/97
Without CDSC		26.74	4.75	1.39
With CDSC***		25.74	4.75	1.39
CLASS R2 SHARES	11/3/08	27.34	5.24	1.86
SELECT CLASS SHARES	10/28/92	28.02	5.78	2.39

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index, Lipper International Large-Cap Core Funds Index and the Lipper International Multi-Cap Core Funds Index from October 31, 1999 to October 31, 2009. Effective October 7, 2009, the Fund’s Lipper category was changed to the Lipper International Large-Cap Core Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index and Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index and Lipper International Multi-Cap Core Funds Index are indexes based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$205,736
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets,* returned 24.82%** (Institutional Class Shares) for the 12 months ended October 31, 2009. This compares to a 27.71% return for the MSCI EAFE Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the reporting period. As was the case in the U.S., while the international equity markets generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, international stocks, as measured by the Index, had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

International stocks then started to rally in March and the Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

During the reporting period, the Fund’s stock selection in consumer non-durables, hardware technology and basic industries detracted from results. In contrast, holdings in the healthcare, autos and transportation services and consumer cyclicals industries contributed to performance.

At the individual stock level, Japan Tobacco Inc. was a significant negative for performance. Its stock price fell sharply given concerns about falling sales in Japan, coupled with the possibility that the Japanese government would increase cigarette taxes and ban smoking in some areas. While the company has continued to expand overseas in countries such as Russia and in Europe, it was not enough to overcome the negatives associated with its troubles in Japan. Another meaningful detractor from performance was Nokia OYJ, a cell phone manufacturer based in Finland. In addition to less overall demand for cell phones, the company faced increased competition in the higher-end, higher margin market, specifically from the Apple iPhone and Blackberry suite of products. Shin-Etsu Chemical Co. Ltd. also hurt the Fund’s performance. This Japanese company is not only a chemical maker, but it also produces silicon wafers used in the production of semiconductors. Although its stock rose in absolute terms, it lagged the benchmark as it was weighed down by concerns regarding the economic environment and pricing pressures for some of its products.

Stocks that positively contributed to performance included Bayer AG. Bayer, which is based in Germany, has a diversified product line, which includes prescription drugs, agricultural chemicals and plastics. While its healthcare business continued to do well, Bayer’s chemical operations struggled due to falling demand. The company cut its costs in this area and we believe Bayer’s chemical business is well positioned to benefit from improving economic conditions. Owning shares of tire manufacturer Michelin was a positive for performance. The company responded to the weakness in the automobile market by aggressively cutting costs and its stock rose in anticipation of improving economic conditions. In addition, the Fund’s position in Intercontinental Hotels Group Plc. was a positive for performance. The company faced a number of challenges early in the fiscal year, including rapidly weakening global growth and the fallout from fears related to the swine flu. The company responded to these challenges by tightening its belt and announcing aggressive cost cuts of $80 million in [calendar year] 2009. This was viewed as a positive by the market and its shares rallied from their depressed level in March 2009, in particular when economic data began to stabilize.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund, which is managed by a team of highly experienced portfolio managers, whose efforts are supported by approximately 60 analysts comprising our global sector teams. Using a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Focusing on the most attractively valued names in each sector, portfolio managers and analysts then worked closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund is constructed on a

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

bottom-up basis, with investments made in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	2.6%
2.	Banco Santander S.A. (Spain)	2.3
3.	Vodafone Group plc (United Kingdom)	2.0
4.	BG Group plc (United Kingdom)	2.0
5.	GlaxoSmithKline plc (United Kingdom)	1.9
6.	BNP Paribas (France)	1.8
7.	Koninklijke KPN N.V. (Netherlands)	1.7
8.	Toyota Motor Corp. (Japan)	1.7
9.	Anheuser-Busch InBev N.V. (Belgium)	1.6
10.	Bayer AG (Germany)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	20.5%
United Kingdom	18.1
France	12.7
Netherlands	8.9
Germany	7.1
Hong Kong	3.3
Switzerland	3.3
China	2.9
Italy	2.5
Australia	2.4
Spain	2.3
Taiwan	2.1
Belgium	1.6
Finland	1.6
Luxembourg	1.5
Others (each less than 1.0%)	6.0
Short-Term Investment	3.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		24.17%	5.11%	1.24%
With Sales Charge*		17.66	3.99	0.70
CLASS B SHARES	9/10/01
Without CDSC		23.62	4.60	0.84
With CDSC**		18.62	4.26	0.84
CLASS C SHARES	7/31/07
Without CDSC		23.63	4.59	0.84
With CDSC***		22.63	4.59	0.84
INSTITUTIONAL CLASS SHARES	2/26/97	24.82	5.66	1.92
SELECT CLASS SHARES	9/10/01	24.54	5.41	1.62

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan International Value Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$1,639,078
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities,* returned 23.75%** (Institutional Class Shares) for the 12 months ended October 31, 2009. This compares to the 32.00% return for the MSCI EAFE Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the reporting period. As was the case in the U.S., while the international equity markets generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, international stocks, as measured by the MSCI EAFE Index, had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

International stocks then started to rally in March and the MSCI EAFE Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

Detracting from the Fund’s performance during the reporting period were its underweight in banks and insurance companies, as they produced strong results. Also hurting results was the Fund’s overweight in the healthcare sector, as it lagged the benchmark.

At the individual stock level, Japan Tobacco Inc. was a large detractor from performance. The company, which is not in the benchmark, saw its shares fall sharply given concerns about declining sales in Japan, coupled with the possibility that the Japanese government would increase cigarette taxes and ban smoking in some areas. While the company has continued to expand overseas in countries such as Russia and in Europe, it was not enough to overcome the negatives associated with its troubles in Japan. Another meaningful detractor from performance was the Japanese electronic gaming company, Nintendo Co., Ltd. This out-of-benchmark holding hurt performance due to concerns about its revenues given the weak economy and fears of moderating sales for its Wii gaming console. There were also fears regarding future revenues generated by its handheld products, such as the Gameboy, given the increased ability to download games to devices such as the iPhone. Elsewhere, an overweight position in Nomura Holdings, Inc., a Japanese brokerage company, detracted from the Fund’s results. Its shares moved lower in the wake of a large rights offering. (With a rights offering, a company issues rights to their existing shareholders to buy a proportional number of additional securities at a given price, typically at a discount, within a fixed period.) The company plans to use the rights offering to expand overseas, but this did not quell investors’ concerns.

Holdings that contributed to performance included China Shenhua Energy Co., Ltd., China’s largest coal producer. This stock, which is not in the benchmark, performed very well during the fiscal year. Demand for coal, which is a primary source of electricity in China, remained strong as China’s economy continued to expand. Lanxess AG, a German chemical company, also benefited the Fund’s results. This cyclical company’s stock moved higher in anticipation of an economic recovery. Also enhancing the Fund’s results during the period was Telefonica S.A. This Spanish telecommunications company also has a large presence in Latin America. While its revenues in Spain were relatively stable, it experienced strong growth in its Latin America operations.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund, which is managed by a team of highly experienced portfolio managers, whose efforts are supported by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Taking the names with the strongest value signals, the portfolio manager and analysts then worked closely together to pinpoint specific catalysts that will enable stocks to realize their inherent worth. The Fund is constructed on a bottom-up basis, with investments made in the most attractive value names in each sector.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Banco Santander S.A. (Spain)	3.7%
2.	Royal Dutch Shell plc, Class A (Netherlands)	3.2
3.	HSBC Holdings plc (United Kingdom)	2.9
4.	Vodafone Group plc (United Kingdom)	2.8
5.	BP plc (United Kingdom)	2.4
6.	GDF Suez (France)	2.2
7.	Sanofi-Aventis S.A.(France)	2.2
8.	Muenchener Rueckversicherungs AG (Germany)	2.2
9.	BNP Paribas (France)	1.9
10.	Zurich Financial Services AG (Switzerland)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	20.5%
Japan	15.8
France	15.7
Germany	11.1
Netherlands	9.2
China	4.4
Spain	3.7
Italy	3.0
Switzerland	2.9
Belgium	2.2
Australia	1.7
Hong Kong	1.6
Luxembourg	1.4
Finland	1.2
Indonesia	1.1
Taiwan	1.0
Others (each less than 1.0%)	1.6
Short-Term Investment	1.9

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan International Value Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		23.20%	6.14%	2.32%
With Sales Charge*		16.74	5.00	1.76
CLASS B SHARES	9/28/01
Without CDSC		22.62	5.64	1.93
With CDSC**		17.62	5.31	1.93
CLASS C SHARES	7/11/06
Without CDSC		22.60	5.64	1.93
With CDSC***		21.60	5.64	1.93
CLASS R2 SHARES	11/3/08	22.97	6.10	2.30
INSTITUTIONAL CLASS SHARES	11/4/93	23.75	6.63	2.83
SELECT CLASS SHARES	9/10/01	23.51	6.43	2.51

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$468,803
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S.,* returned 22.05%** (Institutional Class Shares) for the 12 months ended October 31, 2009. This compares to the 27.71% return for the MSCI EAFE Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the reporting period. As was the case in the U.S., while the international equity markets generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, international stocks had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

International stocks then started to rally in March and the Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

To identify holdings for the portfolio, the Fund screens stocks based on four key characteristics: high earnings momentum, high medium-term price momentum, low price-to-book ratios and low price-to-earnings ratios. With the exception of low price-to-book ratios, the screens did not add value, leading to the Fund’s underperformance.

On an individual stock basis, an underweight in Commonwealth Bank of Australia detracted from performance during the reporting period. Despite economic contractions in most developed countries, Australia never fell into a recession. Another detractor was the Japanese electronic gaming company, Nintendo Co., Ltd. The company hurt performance due to concerns about its revenues given the weak economy and fears of moderating sales for its Wii gaming console. There were also fears regarding future revenues generated by its handheld products, such as the Gameboy, given the increased ability to download games to devices such as the iPhone. Japan Tobacco Inc. was also a negative for the Fund. The company’s shares fell sharply given concerns about declining sales in Japan, coupled with the possibility that the Japanese government would increase cigarette taxes and ban smoking in some areas. While the company has continued to expand overseas in countries such as Russia and in Europe, it was not enough to overcome the negatives associated with its troubles in Japan.

Enhancing the Fund’s relative results during the reporting period was its underweight position in car manufacturer Volkswagen, as the company’s stock moved sharply lower during the reporting period. The Fund’s holding in UK-headquartered Vedanta Resources plc was also a positive for performance. This globally diversified integrated metals and mining company’s stock moved sharply higher in anticipation of improving economic conditions. Also contributing to performance was the Fund’s exposure to China Shenhua Energy Co., Ltd., China’s largest coal producer. Demand for coal, which is a primary source of electricity in China, remained strong as China’s economy continued to expand.

Q:	HOW WAS THE FUND MANAGED?

A.	The Fund’s investment philosophy is based on the premise that psychological factors cause investors to behave irrationally in systematic, but predictable ways. These market inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. Utilizing disciplined stock screening combined with fundamental validation, the Fund is constructed to possess attractive growth and value characteristics, ensuring that style and stock selection are the primary drivers of returns. We believe that this dynamic, multi-cap approach to international investing allows the Fund to generate consistent alpha potential with benchmark-like risk through various style and market cycles. The Fund was well-diversified, with individual names making only small contributions.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class B (Netherlands)	2.2%
2.	HSBC Holdings plc (United Kingdom)	2.0
3.	BP plc (United Kingdom)	1.7
4.	BHP Billiton Ltd. (Australia)	1.7
5.	Vodafone Group plc (United Kingdom)	1.7
6.	Total S.A. (France)	1.6
7.	Nestle S.A.(Switzerland)	1.6
8.	Novartis AG (Switzerland)	1.4
9.	Telefonica S.A. (Spain)	1.3
10.	Banco Santander S.A. (Spain)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	23.8%
Japan	19.2
France	10.5
Switzerland	9.3
Germany	6.7
Netherlands	5.0
Spain	4.3
Australia	3.6
Hong Kong	3.4
Italy	2.1
Sweden	1.4
China	1.1
South Korea	1.0
Others (each less than 1.0%)	8.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

18   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		21.38%	2.87%	1.97%
With Sales Charge*		14.99	1.77	1.32
CLASS C SHARES	2/28/06
Without CDSC		20.77	2.50	1.75
With CDSC**		19.77	2.50	1.75
CLASS R2 SHARES	11/3/08	21.05	2.82	1.93
INSTITUTIONAL CLASS SHARES	4/30/01	22.05	3.41	2.60
SELECT CLASS SHARES	2/28/06	21.74	3.22	2.49

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 82.4%
	Argentina — 0.8%
190	Tenaris S.A., ADR (m)	6,779
	Brazil — 3.8%
1,387	BM&F BOVESPA S.A. (m)	8,936
1,125	Companhia Brasileira de Meios de Pagamento (m)	10,356
14	OGX Petroleo e Gas Participacoes S.A. (m)	11,285
		30,577
	Chile — 1.0%
154	Banco Santander Chile S.A., ADR (m)	8,117
	China — 10.7%
1,766	Anhui Conch Cement Co., Ltd., Class H (m)	11,427
12,225	China Merchants Bank Co., Ltd., Class H (m)	31,276
3,552	China National Building Material Co., Ltd., Class H (m)	7,626
2,454	Ping An Insurance Group Co. of China Ltd., Class H (m)	21,507
2,052	Tsingtao Brewery Co., Ltd., Class H (m)	8,337
11,441	Want Want China Holdings Ltd. (m)	6,722
		86,895
	Egypt — 1.7%
121	Orascom Construction Industries (m)	5,729
1,156	Orascom Telecom Holding SAE (m)	7,705
		13,434
	Hong Kong — 8.9%
2,874	China Mobile Ltd. (m)	26,937
2,880	China Resources Enterprise (m)	9,646
1,558	Esprit Holdings Ltd. (m)	10,374
14,899	GOME Electrical Appliances Holdings Ltd. (a) (m)	4,364
4,160	Li & Fung Ltd. (m)	17,301
1,110	Yue Yuen Industrial Holdings Ltd. (m)	3,092
		71,714
	India — 10.4%
380	ACC Ltd. (m)	6,002
914	Ambuja Cements Ltd. (m)	1,716
2,851	Bharti Airtel Ltd. (m)	17,625
557	Housing Development Finance Corp., Ltd. (m)	31,142
252	Infosys Technologies Ltd., ADR (m)	11,597
260	Infosys Technologies Ltd. (m)	12,061
252	Reliance Capital Ltd. (m)	3,943
		84,086
	Indonesia — 1.5%
12,101	Bank Rakyat Indonesia (m)	8,805
3,473	Unilever Indonesia Tbk PT (m)	3,632
		12,437
	Israel — 1.4%
230	Teva Pharmaceutical Industries Ltd., ADR (m)	11,620
	Malaysia — 0.6%
381	British American Tobacco Malaysia Bhd (m)	5,008
	Mexico — 8.4%
415	America Movil S.A.B. de C.V., Series L, ADR (m)	18,307
373	Cemex S.A.B. de C.V., ADR (a) (m)	3,872
352	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	15,249
5,391	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	17,229
3,691	Wal-Mart de Mexico S.A.B. de C.V., Series V	12,877
		67,534
	Russia — 4.9%
358	Magnit OAO, GDR (a) (e) (m) (w)	4,800
343	Magnit OAO, Reg. S, GDR (m)	4,529
11,070	Sberbank of Russian Federation (m)	24,530
296	Vimpel-Communications, ADR (a) (m)	5,310
		39,169
	South Africa — 9.7%
1,994	African Bank Investments Ltd. (m)	7,787
4,175	FirstRand Ltd. (m)	9,403
622	Impala Platinum Holdings Ltd. (m)	13,693
714	Massmart Holdings Ltd. (m)	8,252
1,332	MTN Group Ltd. (m)	19,836
522	Sasol Ltd. (m)	19,552
		78,523
	South Korea — 9.6%
86	Hyundai Mobis (m)	11,495
121	Hyundai Motor Co. (m)	10,955
179	KT&G Corp. (m)	10,428
27	POSCO (m)	11,253
37	Samsung Electronics Co., Ltd. (m)	22,035
27	Shinsegae Co., Ltd. (m)	11,506
		77,672
	Taiwan — 5.6%
4,813	HON HAI Precision Industry Co., Ltd. (m)	18,853
702	President Chain Store Corp. (m)	1,589
1,945	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	18,559
3,518	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	6,382
		45,383

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Turkey — 3.4%
633	Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	7,231
5,501	Turkiye Garanti Bankasi A/S (m)	19,979
		27,210
	Total Common Stocks (Cost $545,265)	666,158
Preferred Stocks — 15.5%
	Brazil — 15.5%
141	Cia de Bebidas das Americas, ADR (m)	12,733
43	Itau Unibanco Banco Multiplo S.A., ADR (m)	819
1,057	Itau Unibanco Banco Multiplo S.A. (m)	20,112
1,134	Petroleo Brasileiro S.A., ADR (m)	45,509
2,016	Vale S.A., ADR (m)	46,581
	Total Preferred Stocks (Cost $61,678)	125,754
Short-Term Investment — 4.9%
	Investment Company — 4.9%
39,563	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $39,563)	39,563
	Total Investments — 102.8% (Cost $646,506)	831,475
	Liabilities in Excess of Other Assets — (2.8)%	(22,747)
	NET ASSETS — 100.0%	$808,728

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.7%
Wireless Telecommunication Services	10.9
Oil, Gas & Consumable Fuels	9.2
Metals & Mining	8.6
Semiconductors & Semiconductor Equipment	5.6
Beverages	5.2
Food & Staples Retailing	5.2
Diversified Financial Services	4.9
Thrifts & Mortgage Finance	3.7
Construction Materials	3.7
Distributors	3.2
IT Services	2.8
Insurance	2.6
Electronic Equipment, Instruments & Components	2.3
Tobacco	1.9
Specialty Retail	1.8
Pharmaceuticals	1.4
Auto Components	1.4
Automobiles	1.3
Short-Term Investment	4.8
Others (each less than 1.0%)	3.8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.0%
	Australia — 2.6%
328	BHP Billiton Ltd. (m)	10,744
63	Rio Tinto Ltd. (m)	3,513
		14,257
	Belgium — 1.1%
132	Anheuser-Busch InBev N.V. (m)	6,211
	Brazil — 2.0%
113	Petroleo Brasileiro S.A., ADR (m)	5,233
233	Vale S.A., ADR (m)	5,941
		11,174
	China — 1.1%
583	China Life Insurance Co., Ltd., Class H (m)	2,681
4,054	Industrial & Commercial Bank of China, Class H (m)	3,225
		5,906
	Finland — 1.1%
474	Nokia OYJ (m)	5,993
	France — 14.5%
100	Accor S.A. (m)	4,780
288	AXA S.A. (m)	7,170
137	BNP Paribas (c)	10,336
98	Cie de Saint-Gobain (c)	4,766
70	GDF Suez (m)	2,910
87	Imerys S.A. (m)	4,757
88	Lafarge S.A. (m)	7,153
43	LVMH Moet Hennessy Louis Vuitton S.A. (m)	4,503
54	Pernod-Ricard S.A. (m)	4,507
39	PPR (m)	4,246
101	Sanofi-Aventis S.A. (m)	7,418
283	Total S.A. (m)	16,925
		79,471
	Germany — 7.9%
110	Bayer AG (m)	7,632
261	E.ON AG (m)	9,986
52	Linde AG (m)	5,422
37	RWE AG (m)	3,245
116	SAP AG (m)	5,247
79	Siemens AG (m)	7,183
256	Symrise AG (m)	4,643
		43,358
	Greece — 0.5%
175	Piraeus Bank S.A. (a) (m)	3,009
	Hong Kong — 2.7%
323	China Mobile Ltd. (m)	3,028
1,973	CNOOC Ltd. (m)	2,955
669	Esprit Holdings Ltd. (m)	4,453
1,111	Hang Lung Properties Ltd. (m)	4,198
		14,634
	Israel — 0.7%
79	Teva Pharmaceutical Industries Ltd., ADR (m)	3,988
	Italy — 3.2%
306	ENI S.p.A. (m)	7,588
1,284	Intesa Sanpaolo S.p.A. (a) (m)	5,402
1,310	UniCredit S.p.A. (a) (m)	4,389
		17,379
	Japan — 16.5%
114	Astellas Pharma, Inc. (m)	4,213
202	Canon, Inc. (m)	7,626
78	Daikin Industries Ltd. (m)	2,654
67	East Japan Railway Co. (m)	4,291
263	Honda Motor Co., Ltd. (m)	8,120
2	Japan Tobacco, Inc. (m)	6,528
332	Komatsu Ltd. (m)	6,467
442	Kubota Corp. (m)	3,435
365	Mitsubishi Corp. (m)	7,740
868	Mitsubishi UFJ Financial Group, Inc. (m)	4,624
208	Mitsui Fudosan Co., Ltd. (m)	3,365
86	Murata Manufacturing Co., Ltd. (m)	4,181
56	Nidec Corp. (m)	4,728
20	Nintendo Co., Ltd. (m)	5,117
277	Nomura Holdings, Inc. (m)	1,951
75	Shin-Etsu Chemical Co., Ltd. (m)	3,988
439	Sumitomo Corp. (m)	4,259
117	Sumitomo Mitsui Financial Group, Inc. (m)	3,990
11	Yahoo! Japan Corp. (c)	3,341
		90,618
	Mexico — 1.3%
67	America Movil S.A.B. de C.V., Series L, ADR (m)	2,954
92	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	3,967
		6,921
	Netherlands — 4.2%
420	ING Groep N.V. CVA (a) (m)	5,470
381	Reed Elsevier N.V. (m)	4,436
310	Royal Dutch Shell plc, Class A (c)	9,192
173	Wolters Kluwer N.V. (m)	3,849
		22,947

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Spain — 4.3%
434	Banco Bilbao Vizcaya Argentaria S.A.	7,758
71	Inditex S.A. (c)	4,149
428	Telefonica S.A. (m)	11,951
		23,858
	Sweden — 0.5%
206	Atlas Copco AB, Class A (m)	2,763
	Switzerland — 10.7%
399	ABB Ltd. (a) (m)	7,414
109	Holcim Ltd. (a) (m)	6,930
324	Nestle S.A. (m)	15,077
176	Novartis AG (m)	9,180
64	Roche Holding AG (m)	10,223
182	Xstrata plc (a) (m)	2,624
31	Zurich Financial Services AG (m)	6,987
		58,435
	Taiwan — 0.7%
381	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	3,633
	United Kingdom — 21.4%
134	Autonomy Corp. plc (a) (m)	2,936
773	Barclays plc (a) (m)	4,049
461	BG Group plc (m)	7,942
534	Burberry Group plc (m)	4,706
302	GlaxoSmithKline plc (m)	6,191
1,596	HSBC Holdings plc (m)	17,628
656	ICAP plc (m)	4,359
231	Imperial Tobacco Group plc (m)	6,796
813	Man Group plc (m)	4,109
889	Marks & Spencer Group plc (m)	4,980
537	Prudential plc (m)	4,878
77	Rio Tinto plc (m)	3,416
456	Standard Chartered plc (m)	11,198
1,387	Tesco plc (m)	9,247
5,763	Vodafone Group plc (m)	12,700
752	Wm Morrison Supermarkets plc (m)	3,446
138	Wolseley plc (a) (m)	2,783
676	WPP plc (m)	6,059
		117,423
	Total Common Stocks (Cost $445,359)	531,978
Short-Term Investment — 2.8%
	Investment Company — 2.8%
15,115	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $15,115)	15,115
Investment of Cash Collateral for Securities on Loan — 3.4%
	Investment Company — 3.4%
18,695	JPMorgan Prime Money Market Fund, Capital Shares, 0.190% (b) (l) (Cost $18,695)	18,695
	Total Investments — 103.2% (Cost $479,169)	565,788
	Liabilities in Excess of Other Assets — (3.2)%	(17,622)
	NET ASSETS — 100.0%	$548,166

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	13.8%
Oil, Gas & Consumable Fuels	9.1
Pharmaceuticals	8.9
Metals & Mining	4.8
Insurance	4.0
Construction Materials	3.4
Wireless Telecommunication Services	3.4
Food Products	2.8
Trading Companies & Distributors	2.7
Beverages	2.7
Media	2.6
Chemicals	2.6
Tobacco	2.4
Software	2.4
Food & Staples Retailing	2.3
Machinery	2.3
Diversified Telecommunication Services	2.2
Capital Markets	1.9
Electric Utilities	1.8
Multiline Retail	1.7
Textiles, Apparel & Luxury Goods	1.7
Electronic Equipment, Instruments & Components	1.6
Specialty Retail	1.6
Automobiles	1.5
Office Electronics	1.4
Real Estate Management & Development	1.4
Building Products	1.4
Electrical Equipment	1.4
Industrial Conglomerates	1.3
Multi-Utilities	1.1
Communications Equipment	1.1
Diversified Financial Services	1.0
Short-Term Investment	2.8
Others (each less than 1.0%)	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.9%
	Australia — 4.4%
25	ABC Learning Centres Ltd. (a) (f) (m)	—
22	AGL Energy Ltd. (m)	269
124	Alumina Ltd. (a) (m)	181
61	Amcor Ltd. (m)	313
103	AMP Ltd. (m)	541
18	Aristocrat Leisure Ltd. (m)	71
28	Arrow Energy Ltd. (a) (m)	101
136	Asciano Group (a) (m)	181
9	ASX Ltd. (m)	258
117	Australia & New Zealand Banking Group Ltd. (m)	2,379
48	AXA Asia Pacific Holdings Ltd. (m)	181
17	Bendigo and Adelaide Bank Ltd. (m)	138
449	BGP Holdings Beneficial Interest Share (a) (m)	—
168	BHP Billiton Ltd. (m)	5,517
10	Billabong International Ltd. (c)	91
87	BlueScope Steel Ltd. (m)	232
29	Boral Ltd. (m)	147
72	Brambles Ltd. (m)	451
7	Caltex Australia Ltd. (a) (c)	62
96	CFS Retail Property Trust (m)	166
27	Coca-Cola Amatil Ltd. (m)	253
3	Cochlear Ltd. (m)	160
76	Commonwealth Bank of Australia (m)	3,509
21	Computershare Ltd. (m)	205
26	Crown Ltd. (m)	193
30	CSL Ltd. (m)	849
62	CSR Ltd. (m)	106
226	Dexus Property Group (m)	160
3	Energy Resources of Australia Ltd. (m)	69
100	Fairfax Media Ltd. (c)	141
60	Fortescue Metals Group Ltd. (a) (c)	200
94	Foster’s Group Ltd. (m)	462
61	Goodman Fielder Ltd. (m)	88
303	Goodman Group (m)	162
415	GPT Group (m)	212
26	Harvey Norman Holdings Ltd. (m)	93
79	Incitec Pivot Ltd. (m)	185
100	Insurance Australia Group Ltd. (m)	337
7	Leighton Holdings Ltd. (m)	225
22	Lend Lease Corp., Ltd. (m)	180
15	Macquarie Group Ltd.	665
120	Macquarie Infrastructure Group (m)	154
34	Map Group (m)	87
41	Metcash Ltd. (m)	173
136	Mirvac Group (m)	178
96	National Australia Bank Ltd. (m)	2,537
23	Newcrest Mining Ltd. (m)	675
9	Nufarm Ltd. (m)	87
69	OneSteel Ltd. (m)	186
17	Orica Ltd. (m)	370
43	Origin Energy Ltd. (m)	616
159	OZ Minerals Ltd. (a) (m)	166
36	Paladin Energy Ltd. (a) (m)	128
2	Perpetual Ltd. (m)	63
54	Qantas Airways Ltd. (m)	135
50	QBE Insurance Group Ltd. (m)	1,009
22	Rio Tinto Ltd. (m)	1,199
41	Santos Ltd. (m)	549
7	Sims Metal Management Ltd. (m)	128
18	Sonic Healthcare Ltd. (m)	227
66	SP AusNet (m)	52
112	Stockland (m)	371
65	Suncorp-Metway Ltd. (m)	507
29	TABCORP Holdings Ltd. (m)	182
59	Tatts Group Ltd. (m)	131
214	Telstra Corp., Ltd. (m)	636
33	Toll Holdings Ltd. (m)	249
56	Transurban Group (m)	227
50	Wesfarmers Ltd. (m)	1,240
8	Wesfarmers Ltd. (m)	191
102	Westfield Group (m)	1,105
145	Westpac Banking Corp. (m)	3,400
25	Woodside Petroleum Ltd. (m)	1,036
61	Woolworths Ltd. (m)	1,556
8	WorleyParsons Ltd. (m)	188
		39,471
	Austria — 1.6%
1	Andritz AG (m)	75
78	Erste Group Bank AG (c)	3,135
2	IMMOFINANZ AG (a) (c)	6
1	Mayr Melnhof Karton AG (m)	97
67	OMV AG (m)	2,773
26	Raiffeisen International Bank Holding AG (c)	1,508
144	Telekom Austria AG (m)	2,354
33	Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A (m)	1,490
17	Vienna Insurance Group (c)	931
54	Voestalpine AG (c)	1,862
		14,231

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Belgium — 2.0%
17		AGFA-Gevaert N.V. (a) (m)	99
134		Anheuser-Busch InBev N.V. (m)	6,281
26		Belgacom S.A. (m)	978
8		Cie Nationale a Portefeuille (m)	430
3		Colruyt S.A. (m)	813
18		Delhaize Group (m)	1,211
94		Dexia S.A. (a) (c)	780
—	(h)	D’ieteren S.A. (m)	145
418		Fortis (a) (m)	1,807
16		Groupe Bruxelles Lambert S.A. (m)	1,401
29		KBC Groep N.V. (a) (m)	1,231
4		Mobistar S.A. (m)	304
11		Solvay S.A., Class A (m)	1,126
17		UCB S.A. (m)	743
19		Umicore (m)	565
			17,914
		Bermuda — 0.1%
4		Frontline Ltd. (c)	86
58		Seadrill Ltd. (a) (c)	1,214
			1,300
		Brazil — 0.2%
20		Cia Vale do Rio Doce (m)	513
37		Petroleo Brasileiro S.A. (m)	851
			1,364
		Chile — 0.5%
2,501		Banco Santander Chile S.A. (m)	127
14		CAP S.A. (m)	377
12		Cia Cervecerias Unidas S.A., ADR (c) (m)	443
12		Embotelladora Andina S.A., Class B, ADR (m)	225
446		Empresa Nacional de Electricidad S.A. (m)	686
11		Empresas CMPC S.A. (m)	411
62		Empresas COPEC S.A. (m)	825
71		Enersis S.A., ADR (m)	1,252
14		Lan Airlines S.A. (m)	181
314		Masisa S.A. (m)	46
75		SACI Falabella (m)	354
			4,927
		China — 0.5%
131		BYD Co., Ltd., Class H (a) (m)	1,200
657		China Construction Bank Corp., Class H (m)	567
104		China Life Insurance Co., Ltd., Class H (m)	478
574		Datang International Power Generation Co., Ltd., Class H (m)	272
65		Foxconn International Holdings Ltd. (a) (m)	57
314		Huaneng Power International, Inc., Class H (m)	201
603		PetroChina Co., Ltd., Class H (m)	725
128		Shui On Land Ltd. (m)	77
102		Tingyi Cayman Islands Holding Corp. (m)	228
231		Yanzhou Coal Mining Co., Ltd., Class H (m)	358
503		Zhejiang Expressway Co., Ltd., Class H (m)	428
			4,591
		Cyprus — 0.1%
101		Bank of Cyprus Public Co., Ltd. (m)	796
18		Prosafe Production Public Ltd. (a) (m)	40
18		ProSafe SE (m)	93
			929
		Denmark — 1.2%
—	(h)	A P Moller — Maersk A/S, Class A (m)	372
—	(h)	A P Moller — Maersk A/S, Class B (m)	1,045
3		Bang & Olufsen A/S, Class B (a) (m)	46
12		Carlsberg A/S, Class B (m)	856
3		Coloplast A/S, Class B (m)	224
3		Danisco A/S (m)	166
57		Danske Bank A/S (a) (m)	1,313
27		DSV A/S (a) (m)	417
3		East Asiatic Co., Ltd. A/S (m)	112
6		H Lundbeck A/S (m)	117
1		Jyske Bank A/S (a) (m)	25
58		Novo Nordisk A/S, Class B (m)	3,599
5		Novozymes A/S, Class B (m)	487
2		Topdanmark A/S (a) (m)	292
2		TrygVesta A/S (m)	164
26		Vestas Wind Systems A/S (a) (m)	1,799
2		William Demant Holding (a) (m)	168
			11,202
		Finland — 0.8%
11		Elisa OYJ (m)	214
29		Fortum OYJ (m)	688
4		Kesko OYJ, Class B (m)	145
9		Kone OYJ, Class B (m)	322
9		Metso OYJ (m)	260
5		Neste Oil OYJ (c)	88
258		Nokia OYJ (m)	3,261
6		Nokian Renkaat OYJ (c)	123
8		Orion OYJ, Class B (m)	146
7		Outokumpu OYJ (m)	121
4		Pohjola Bank plc (m)	46
3		Rautaruukki OYJ (c)	62

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Finland — Continued
28	Sampo OYJ, Class A (m)	680
7	Sanoma Oyj (c)	132
30	Stora Enso OYJ, Class R (a) (c)	226
7	Tieto OYJ (m)	144
35	UPM-Kymmene OYJ (m)	418
6	Wartsila OYJ (c)	210
		7,286
	France — 9.8%
11	Accor S.A. (m)	544
3	Aeroports de Paris (m)	192
14	Air France-KLM (a) (c)	208
23	Air Liquide S.A. (m)	2,476
199	Alcatel-Lucent (a) (m)	747
18	Alstom S.A. (m)	1,248
5	Atos Origin S.A. (a) (m)	224
138	AXA S.A. (m)	3,440
1	BioMerieux (m)	163
81	BNP Paribas	6,136
22	Bouygues S.A. (m)	1,017
3	Bureau Veritas S.A. (m)	175
12	Cap Gemini S.A. (m)	561
57	Carrefour S.A. (m)	2,434
5	Casino Guichard Perrachon S.A. (m)	424
6	Christian Dior S.A. (m)	593
33	Cie de Saint-Gobain (c)	1,620
14	Cie Generale de Geophysique-Veritas (a) (m)	280
17	Cie Generale d’Optique Essilor International S.A. (m)	957
4	CNP Assurances (m)	340
14	Compagnie Generale des Etablissements Michelin, Class B (m)	1,059
76	Credit Agricole S.A. (m)	1,455
5	Dassault Systemes S.A. (c)	277
21	EDF (m)	1,157
3	Eiffage S.A. (c)	161
1	Eramet (c)	160
3	Eurazeo (m)	170
9	Eutelsat Communications (m)	281
2	Fonciere Des Regions (m)	194
161	France Telecom S.A. (m)	3,991
111	GDF Suez (m)	4,627
1	Gecina S.A. (m)	113
48	Groupe Danone S.A. (m)	2,854
5	Hermes International (m)	665
1	ICADE (m)	152
1	Iliad S.A. (c)	156
2	Imerys S.A. (m)	134
3	Ipsen S.A. (m)	138
2	JC Decaux S.A. (a) (c)	36
11	Klepierre (m)	472
19	Lafarge S.A. (m)	1,530
12	Lagardere SCA (m)	537
7	Legrand S.A. (c)	203
22	L’Oreal S.A. (m)	2,241
23	LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,335
4	M6-Metropole Television (m)	92
82	Natixis (a) (m)	460
3	Neopost S.A. (m)	231
10	PagesJaunes Groupe (m)	126
18	Pernod-Ricard S.A. (m)	1,533
16	Peugeot S.A. (a) (m)	520
6	PPR (m)	675
9	Publicis Groupe (m)	351
16	Renault S.A. (a) (m)	717
19	Safran S.A. (m)	304
94	Sanofi-Aventis S.A. (m)	6,897
22	Schneider Electric S.A. (m)	2,256
16	SCOR SE (m)	396
1	Societe BIC S.A. (m)	69
2	Societe Des Autoroutes Paris-Rhin-Rhone (c)	122
49	Societe Generale (m)	3,246
4	Societe Television Francaise 1 (m)	65
10	Sodexo (m)	586
22	Suez Environnement Co. (m)	496
9	Technip S.A. (m)	564
8	Thales S.A. (m)	365
191	Total S.A. (m)	11,428
7	Unibail-Rodamco (m)	1,551
5	Vallourec (m)	754
33	Veolia Environnement (m)	1,070
37	Vinci S.A. (m)	1,914
101	Vivendi (m)	2,794
		88,459
	Germany — 12.2%
28	Adidas AG (m)	1,291
70	Allianz SE (m)	8,005
139	BASF SE (m)	7,464
118	Bayer AG (m)	8,161
49	Bayerische Motoren Werke AG (m)	2,405
16	Beiersdorf AG (m)	966

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Germany — Continued
13		Celesio AG (m)	310
105		Commerzbank AG (a) (c)	1,090
138		Daimler AG (m)	6,723
90		Deutsche Bank AG (m)	6,511
29		Deutsche Boerse AG (m)	2,329
41		Deutsche Lufthansa AG (m)	633
128		Deutsche Post AG (m)	2,163
13		Deutsche Postbank AG (a) (c)	402
432		Deutsche Telekom AG (m)	5,910
291		E.ON AG (m)	11,164
6		Fraport AG Frankfurt Airport Services Worldwide (m)	292
30		Fresenius Medical Care AG & Co. KGaA (m)	1,466
4		Fresenius SE (m)	217
21		GEA Group AG (m)	395
3		Hamburger Hafen und Logistik AG	132
8		Hannover Rueckversicherung AG (a) (m)	360
13		Heidelberger Druckmaschinen AG (a) (c)	99
20		Henkel AG & Co. KGaA (m)	788
6		Hochtief AG (m)	445
150		Infineon Technologies AG (a) (m)	677
22		K+S AG (m)	1,174
24		Linde AG (m)	2,503
17		MAN AG (m)	1,406
10		Merck KGaA (m)	901
17		Metro AG (m)	928
31		Muenchener Rueckversicherungs AG (m)	4,975
1		Puma AG Rudolf Dassler Sport (m)	214
63		RWE AG (m)	5,546
5		Salzgitter AG (m)	468
130		SAP AG (m)	5,898
124		Siemens AG (m)	11,168
9		Solarworld AG (c)	199
11		Suedzucker AG (m)	237
48		ThyssenKrupp AG (m)	1,546
23		TUI AG (a) (c)	162
17		United Internet AG (a) (c)	227
13		Volkswagen AG (c)	2,171
3		Wacker Chemie AG (m)	363
			110,484
		Greece — 1.3%
70		Alpha Bank AE (a) (m)	1,344
33		Coca Cola Hellenic Bottling Co. S.A. (m)	867
59		EFG Eurobank Ergasias S.A. (a) (m)	936
12		Hellenic Petroleum S.A. (m)	142
42		Hellenic Telecommunications Organization S.A. (m)	707
22		Intracom Holdings S.A. (a) (m)	52
121		Marfin Investment Group S.A. (a) (m)	482
116		National Bank of Greece S.A. (a) (m)	4,230
40		OPAP S.A. (m)	1,007
54		Piraeus Bank S.A. (a) (m)	934
30		Public Power Corp. S.A. (a) (m)	609
11		Titan Cement Co. S.A. (m)	378
12		Viohalco (m)	84
			11,772
		Hong Kong — 0.9%
6		ASM Pacific Technology Ltd. (m)	46
45		Bank of East Asia Ltd. (m)	157
165		Belle International Holdings Ltd. (m)	167
107		BOC Hong Kong Holdings Ltd. (m)	247
45		Cathay Pacific Airways Ltd. (a) (m)	73
41		Cheung Kong Holdings Ltd. (m)	522
14		Cheung Kong Infrastructure Holdings Ltd. (m)	50
84		China Mobile Ltd. (m)	791
—	(h)	China Mobile Ltd., ADR (m)	22
20		Chinese Estates Holdings Ltd. (m)	33
59		CLP Holdings Ltd. (m)	395
33		Esprit Holdings Ltd. (m)	219
215		Genting Singapore plc (a) (c)	164
21		Hang Lung Group Ltd. (m)	105
58		Hang Lung Properties Ltd. (m)	219
24		Hang Seng Bank Ltd. (m)	337
30		Henderson Land Development Co., Ltd. (m)	212
112		Hong Kong & China Gas Co., Ltd. (m)	268
2		Hong Kong Aircraft Engineering Co., Ltd. (m)	24
31		Hong Kong Exchanges and Clearing Ltd. (m)	541
41		HongKong Electric Holdings Ltd. (m)	219
2		Hopewell Highway Infrastructure Ltd. (m)	1
18		Hopewell Holdings Ltd. (m)	56
32		Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	6
32		Hutchison Telecommunications International Ltd. (m)	6
66		Hutchison Whampoa Ltd. (m)	465
20		Hysan Development Co., Ltd. (m)	59
20		Kerry Properties Ltd. (m)	112
64		Lenovo Group Ltd. (m)	36
64		Li & Fung Ltd. (m)	267
18		Lifestyle International Holdings, Ltd. (m)	28
66		Link REIT (The) (m)	149

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Hong Kong — Continued
98		Mongolia Energy Co., Ltd. (a) (m)	41
41		MTR Corp. (m)	144
73		New World Development Ltd. (m)	156
61		Noble Group Ltd. (m)	111
26		NWS Holdings Ltd. (m)	49
7		Orient Overseas International Ltd. (m)	33
109		PCCW Ltd. (m)	27
36		Shangri-La Asia Ltd. (m)	69
52		Sino Land Co., Ltd. (m)	99
42		Sun Hung Kai Properties Ltd. (m)	629
22		Swire Pacific Ltd., Class A (m)	267
9		Television Broadcasts Ltd. (m)	41
43		Wharf Holdings Ltd. (m)	234
6		Wing Hang Bank Ltd. (m)	53
22		Yue Yuen Industrial Holdings Ltd. (m)	61
			8,010
		Hungary — 0.6%
154		Magyar Telekom Telecommunications plc (m)	665
17		MOL Hungarian Oil and Gas Nyrt. (a) (m)	1,436
92		OTP Bank Nyrt. (a) (m)	2,579
5		Richter Gedeon Nyrt. (m)	956
			5,636
		India — 0.5%
5		Bajaj Auto Ltd. (m)	146
4		Grasim Industries Ltd., GDR (m)	167
40		Hindalco Industries Ltd., GDR (e) (m)	104
8		Housing Development Finance Corp., Ltd. (m)	448
11		ICICI Bank Ltd., ADR (m)	338
14		Infosys Technologies Ltd. (m)	627
119		ITC Ltd., GDR (m)	648
7		Larsen & Toubro Ltd., GDR (m)	225
32		NTPC Ltd. (m)	144
10		Oil & Natural Gas Corp., Ltd. (m)	237
24		Ranbaxy Laboratories Ltd., GDR (a) (m)	199
22		Reliance Industries Ltd. (m)	870
4		Reliance Industries Ltd., GDR (e) (m)	334
142		United Phosphorus Ltd., ADR (m)	435
			4,922
		Ireland — 0.9%
31		Allied Irish Banks plc (a) (m)	85
216		CRH plc (m)	5,297
23		Elan Corp. plc, ADR (a) (m)	126
126		Elan Corp. plc (a) (m)	662
44		Experian plc (m)	405
16		Grafton Group plc (a) (m)	81
43		Kerry Group plc, Class A (m)	1,266
35		Ryanair Holdings plc (a) (m)	153
24		Shire plc (m)	432
			8,507
		Israel — 0.6%
125		Bank Hapoalim BM (a) (m)	457
123		Bank Leumi Le-Israel BM (a) (m)	482
101		Bezeq Israeli Telecommunication Corp. Ltd. (m)	226
4		Cellcom Israel Ltd. (m)	111
10		Check Point Software Technologies (a) (m)	306
45		Israel Chemicals Ltd. (m)	528
—	(h)	Israel Corp., Ltd. (The) (a) (m)	189
3		Koor Industries Ltd. (m)	73
34		Makhteshim-Agan Industries Ltd. (m)	160
85		Migdal Insurance & Financial Holding Ltd. (a) (m)	133
18		Teva Pharmaceutical Industries Ltd. (m)	905
42		Teva Pharmaceutical Industries Ltd., ADR (m)	2,137
			5,707
		Italy — 7.9%
191		A2A S.p.A. (m)	351
14		ACEA S.p.A. (m)	161
7		Arnoldo Mondadori Editore S.p.A. (a) (m)	30
251		Assicurazioni Generali S.p.A. (m)	6,318
58		Atlantia S.p.A. (m)	1,371
18		Autogrill S.p.A. (a) (m)	204
177		Banca Carige S.p.A. (m)	500
450		Banca Monte dei Paschi di Siena S.p.A. (m)	855
71		Banca Popolare di Milano Scarl (m)	525
129		Banco Popolare SC (a) (m)	1,121
17		Bulgari S.p.A. (c)	137
77		Edison S.p.A. (c)	117
1,386		Enel S.p.A. (m)	8,247
547		ENI S.p.A. (m)	13,548
14		Exor S.p.A. (m)	275
154		Fiat S.p.A. (a) (m)	2,296
81		Finmeccanica S.p.A. (m)	1,366
9		Fondiaria-Sai S.p.A. (c)	159
59		Gruppo Editoriale L’Espresso S.p.A. (a) (c)	167
1,612		Intesa Sanpaolo S.p.A. (a) (m)	6,784
192		Intesa Sanpaolo S.p.A. (m)	626
18		Italcementi S.p.A. (c)	258
9		Lottomatica S.p.A. (c)	198
22		Luxottica Group S.p.A. (a) (m)	530
139		Mediaset S.p.A. (m)	901

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Italy — Continued
96		Mediobanca S.p.A. (m)	1,230
40		Mediolanum S.p.A. (c)	257
370		Parmalat S.p.A. (m)	1,026
354		Pirelli & C. S.p.A. (a) (m)	199
20		Prysmian S.p.A. (m)	359
58		Saipem S.p.A. (m)	1,701
59		Saras S.p.A. (m)	192
315		Snam Rete Gas S.p.A. (c)	1,529
40		Telecom Italia Media S.p.A. (a) (m)	7
2,080		Telecom Italia S.p.A. (m)	3,305
1,325		Telecom Italia S.p.A., RNC (m)	1,458
254		Terna Rete Elettrica Nazionale S.p.A. (m)	1,008
2,859		UniCredit S.p.A. (a) (m)	9,577
105		UniCredit S.p.A. (a)	352
117		Unione di Banche Italiane ScpA (m)	1,673
172		Unipol Gruppo Finanziario S.p.A. (a) (m)	250
			71,168
		Japan — 16.2%
23		77 Bank Ltd. (The) (m)	131
2		ABC-Mart, Inc. (c)	70
2		Acom Co., Ltd. (c)	21
11		Advantest Corp. (m)	248
50		Aeon Co., Ltd. (m)	445
7		Aeon Credit Service Co., Ltd. (m)	68
6		Aeon Mall Co., Ltd. (m)	115
8		Aiful Corp. (c)	12
30		Aioi Insurance Co., Ltd. (m)	132
15		Aisin Seiki Co., Ltd. (m)	379
51		Ajinomoto Co., Inc. (m)	479
4		Alfresa Holdings Corp. (m)	151
51		All Nippon Airways Co., Ltd. (m)	142
19		Amada Co., Ltd. (m)	117
56		Aozora Bank Ltd. (a) (m)	66
5		Arrk Corp. (a) (m)	4
27		Asahi Breweries Ltd. (m)	482
70		Asahi Glass Co., Ltd. (m)	593
88		Asahi Kasei Corp. (m)	438
9		Asics Corp. (m)	80
33		Astellas Pharma, Inc. (m)	1,211
21		Bank of Kyoto Ltd. (The) (m)	191
86		Bank of Yokohama Ltd. (The) (m)	422
5		Benesse Holdings, Inc. (m)	233
45		Bridgestone Corp. (m)	745
16		Brother Industries Ltd. (m)	186
7		Canon Marketing Japan, Inc. (m)	109
77		Canon, Inc. (m)	2,910
16		Casio Computer Co., Ltd. (c)	119
—	(h)	Central Japan Railway Co. (m)	706
62		Chiba Bank Ltd. (The) (m)	382
48		Chubu Electric Power Co., Inc. (m)	1,073
17		Chugai Pharmaceutical Co., Ltd. (m)	339
13		Chugoku Bank Ltd. (The) (m)	176
20		Chugoku Electric Power Co., Inc. (The) (m)	397
81		Chuo Mitsui Trust Holdings, Inc. (m)	297
20		Citizen Holdings Co., Ltd. (m)	113
4		Coca-Cola West Co., Ltd. (m)	80
40		Cosmo Oil Co., Ltd. (m)	105
11		Credit Saison Co., Ltd. (m)	122
39		Dai Nippon Printing Co., Ltd. (m)	493
19		Daicel Chemical Industries Ltd. (m)	117
16		Daido Steel Co., Ltd. (m)	54
14		Daihatsu Motor Co., Ltd. (m)	143
50		Daiichi Sankyo Co., Ltd. (m)	977
16		Daikin Industries Ltd. (m)	552
1		Dainippon Screen Manufacturing Co., Ltd. (a) (m)	4
13		Dainippon Sumitomo Pharma Co., Ltd. (m)	135
5		Daito Trust Construction Co., Ltd. (m)	222
40		Daiwa House Industry Co., Ltd. (m)	431
124		Daiwa Securities Group, Inc. (m)	655
—	(h)	Dena Co., Ltd. (c)	55
37		Denki Kagaku Kogyo K K (m)	137
36		Denso Corp. (m)	972
11		Dentsu, Inc. (c)	244
28		DIC Corp. (m)	46
20		Dowa Holdings Co., Ltd. (m)	114
24		East Japan Railway Co. (m)	1,563
18		Eisai Co., Ltd. (m)	625
9		Electric Power Development Co., Ltd. (m)	284
14		Elpida Memory, Inc. (a) (m)	176
4		FamilyMart Co., Ltd. (m)	133
14		Fanuc Ltd. (m)	1,167
3		Fast Retailing Co., Ltd. (m)	547
28		Fuji Electric Holdings Co., Ltd. (m)	52
46		Fuji Heavy Industries Ltd. (a) (m)	180
—	(h)	Fuji Media Holdings, Inc. (m)	46
34		FUJIFILM Holdings Corp. (m)	970
140		Fujitsu Ltd. (m)	826
49		Fukuoka Financial Group, Inc. (m)	178
44		Furukawa Electric Co., Ltd. (m)	168
27		GS Yuasa Corp. (c)	233

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
25		Gunma Bank Ltd. (The) (m)	128
29		Hachijuni Bank Ltd. (The) (m)	172
2		Hakuhodo DY Holdings, Inc. (m)	100
81		Hankyu Hanshin Holdings, Inc. (m)	361
3		Hikari Tsushin, Inc. (m)	47
14		Hino Motors Ltd. (m)	52
2		Hirose Electric Co., Ltd. (m)	213
38		Hiroshima Bank Ltd. (The) (m)	146
5		Hisamitsu Pharmaceutical Co., Inc. (m)	182
8		Hitachi Chemical Co., Ltd. (m)	163
10		Hitachi Construction Machinery Co., Ltd. (m)	228
5		Hitachi High-Technologies Corp. (m)	86
250		Hitachi Ltd. (a) (m)	808
12		Hitachi Metals Ltd. (m)	114
13		Hokkaido Electric Power Co., Inc. (m)	254
85		Hokuhoku Financial Group, Inc. (m)	185
16		Hokuriku Electric Power Co. (m)	358
119		Honda Motor Co., Ltd. (m)	3,688
31		HOYA Corp. (m)	687
9		Ibiden Co., Ltd. (m)	308
2		Idemitsu Kosan Co., Ltd. (m)	132
91		IHI Corp. (a) (m)	174
—	(h)	Inpex Corp. (m)	482
24		Isetan Mitsukoshi Holdings Ltd. (c)	228
84		Isuzu Motors Ltd. (m)	178
4		Ito En Ltd. (c)	74
112		ITOCHU Corp. (m)	709
2		Itochu Techno-Solutions Corp. (m)	67
19		Iyo Bank Ltd. (The) (m)	171
36		J. Front Retailing Co., Ltd. (m)	171
3		Jafco Co., Ltd. (m)	73
76		Japan Airlines Corp. (a) (c)	98
2		Japan Petroleum Exploration Co. (m)	100
—	(h)	Japan Prime Realty Investment Corp. (m)	87
—	(h)	Japan Real Estate Investment Corp. (m)	247
—	(h)	Japan Retail Fund Investment Corp. (m)	108
24		Japan Steel Works Ltd. (The) (m)	265
—	(h)	Japan Tobacco, Inc. (m)	920
36		JFE Holdings, Inc. (m)	1,177
15		JGC Corp. (m)	284
56		Joyo Bank Ltd. (The) (m)	246
20		JS Group Corp. (m)	332
13		JSR Corp. (m)	252
14		JTEKT Corp. (m)	148
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	160
59		Kajima Corp. (m)	138
16		Kamigumi Co., Ltd. (m)	124
26		Kaneka Corp. (m)	168
55		Kansai Electric Power Co., Inc. (The) (m)	1,190
12		Kansai Paint Co., Ltd. (m)	102
40		Kao Corp. (m)	889
96		Kawasaki Heavy Industries Ltd. (m)	240
38		Kawasaki Kisen Kaisha Ltd. (a) (m)	139
—	(h)	KDDI Corp. (m)	1,115
30		Keihin Electric Express Railway Co., Ltd. (c)	240
48		Keio Corp. (m)	302
21		Keisei Electric Railway Co., Ltd. (c)	118
3		Keyence Corp. (m)	635
13		Kikkoman Corp. (m)	149
11		Kinden Corp. (m)	91
116		Kintetsu Corp. (c)	411
59		Kirin Holdings Co., Ltd. (m)	959
182		Kobe Steel Ltd. (a) (m)	330
69		Komatsu Ltd. (m)	1,338
6		Konami Corp. (m)	114
31		Konica Minolta Holdings, Inc. (m)	291
78		Kubota Corp. (m)	608
25		Kuraray Co., Ltd. (m)	253
9		Kurita Water Industries Ltd. (m)	285
12		Kyocera Corp. (m)	1,004
19		Kyowa Hakko Kirin Co., Ltd. (m)	215
27		Kyushu Electric Power Co., Inc. (m)	543
4		Lawson, Inc. (m)	200
10		Leopalace21 Corp. (m)	56
3		Mabuchi Motor Co., Ltd. (m)	124
8		Makita Corp. (m)	264
115		Marubeni Corp. (m)	568
12		Marui Group Co., Ltd. (m)	67
4		Maruichi Steel Tube Ltd. (c)	80
9		Matsui Securities Co., Ltd. (c)	63
62		Mazda Motor Corp. (a) (c)	140
6		McDonalds Holdings Co., Japan Ltd. (m)	123
10		Mediceo Paltac Holdings Co., Ltd. (m)	142
5		MEIJI Holdings Co., Ltd. (a) (m)	195
28		Minebea Co., Ltd. (m)	117
95		Mitsubishi Chemical Holdings Corp. (m)	351
99		Mitsubishi Corp. (m)	2,102
142		Mitsubishi Electric Corp. (a) (m)	1,077
84		Mitsubishi Estate Co., Ltd. (m)	1,274
28		Mitsubishi Gas Chemical Co., Inc. (m)	128

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
223		Mitsubishi Heavy Industries Ltd. (m)	790
7		Mitsubishi Logistics Corp. (m)	73
85		Mitsubishi Materials Corp. (a) (m)	225
247		Mitsubishi Motors Corp. (a) (c)	365
29		Mitsubishi Rayon Co., Ltd. (m)	99
16		Mitsubishi Tanabe Pharma Corp. (m)	204
669		Mitsubishi UFJ Financial Group, Inc. (m)	3,566
4		Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	115
126		Mitsui & Co., Ltd. (m)	1,650
39		Mitsui Chemicals, Inc. (m)	134
43		Mitsui Engineering & Shipbuilding Co., Ltd. (m)	112
62		Mitsui Fudosan Co., Ltd. (m)	999
44		Mitsui Mining & Smelting Co., Ltd. (a) (m)	112
88		Mitsui OSK Lines Ltd. (m)	512
31		Mitsui Sumitomo Insurance Group Holdings, Inc. (m)	721
6		Mitsumi Electric Co., Ltd. (m)	117
917		Mizuho Financial Group, Inc. (m)	1,809
37		Mizuho Securities Co., Ltd. (m)	128
93		Mizuho Trust & Banking Co., Ltd. (a) (m)	89
15		Murata Manufacturing Co., Ltd. (m)	737
12		Namco Bandai Holdings, Inc. (m)	121
134		NEC Corp. (a) (m)	381
3		NEC Electronics Corp. (a) (m)	24
20		NGK Insulators Ltd. (m)	441
11		NGK Spark Plug Co., Ltd. (m)	130
12		NHK Spring Co., Ltd. (m)	94
8		Nidec Corp. (m)	638
23		Nikon Corp. (m)	429
7		Nintendo Co., Ltd. (m)	1,790
—	(h)	Nippon Building Fund, Inc. (m)	287
23		Nippon Electric Glass Co., Ltd. (m)	248
65		Nippon Express Co., Ltd. (m)	265
16		Nippon Meat Packers, Inc. (m)	191
61		Nippon Mining Holdings, Inc. (m)	274
86		Nippon Oil Corp. (m)	422
7		Nippon Paper Group, Inc. (m)	180
40		Nippon Sheet Glass Co., Ltd. (m)	118
370		Nippon Steel Corp. (m)	1,412
37		Nippon Telegraph & Telephone Corp. (m)	1,527
79		Nippon Yusen KK (m)	292
46		Nipponkoa Insurance Co., Ltd. (m)	250
49		Nishi-Nippon City Bank Ltd. (The) (m)	121
8		Nissan Chemical Industries Ltd. (m)	103
184		Nissan Motor Co., Ltd. (a) (m)	1,335
9		Nissay Dowa General Insurance Co., Ltd. (m)	40
15		Nisshin Seifun Group, Inc. (m)	200
51		Nisshin Steel Co., Ltd. (m)	85
10		Nisshinbo Industries, Inc. (m)	96
5		Nissin Foods Holdings Co. Ltd. (m)	166
3		Nitori Co., Ltd. (m)	247
13		Nitto Denko Corp. (m)	394
9		NOK Corp. (m)	116
178		Nomura Holdings, Inc. (m)	1,257
7		Nomura Real Estate Holdings, Inc. (m)	113
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	124
7		Nomura Research Institute Ltd. (m)	147
36		NSK Ltd. (m)	211
34		NTN Corp. (m)	127
—	(h)	NTT Data Corp. (m)	245
1		NTT DoCoMo, Inc. (m)	1,626
—	(h)	NTT Urban Development Corp. (m)	80
46		Obayashi Corp. (m)	175
—	(h)	Obic Co., Ltd. (m)	70
45		Odakyu Electric Railway Co., Ltd. (m)	367
68		OJI Paper Co., Ltd. (m)	296
15		Olympus Corp. (m)	476
17		Omron Corp. (m)	283
6		Ono Pharmaceutical Co., Ltd. (m)	294
5		Onward Holdings Co., Ltd. (m)	31
3		Oracle Corp. Japan (c)	117
3		Oriental Land Co., Ltd. (c)	214
8		ORIX Corp. (m)	517
135		Osaka Gas Co., Ltd. (m)	452
2		OSAKA Titanium Technologies Co. (c)	42
1		Otsuka Corp. (m)	63
143		Panasonic Corp. (m)	2,018
28		Panasonic Electric Works Co., Ltd. (m)	351
17		Pioneer Corp. (a) (c)	43
7		Promise Co., Ltd. (a) (c)	44
1		Rakuten, Inc. (m)	352
36		Resona Holdings, Inc. (m)	426
48		Ricoh Co., Ltd. (m)	654
3		Rinnai Corp. (m)	123
8		Rohm Co., Ltd. (m)	524
5		Sankyo Co., Ltd. (m)	280
5		Santen Pharmaceutical Co., Ltd. (m)	185
112		Sanyo Electric Co., Ltd. (a) (c)	277
25		Sapporo Hokuyo Holdings, Inc. (m)	85
20		Sapporo Holdings Ltd. (c)	105
1		SBI Holdings, Inc. (c)	229

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
16		Secom Co., Ltd. (m)	745
12		Sega Sammy Holdings, Inc. (m)	177
11		Seiko Epson Corp. (m)	171
28		Sekisui Chemical Co., Ltd. (m)	168
36		Sekisui House Ltd. (m)	314
56		Seven & I Holdings Co., Ltd. (m)	1,233
—	(h)	Seven Bank Ltd. (m)	88
73		Sharp Corp. (m)	780
12		Shikoku Electric Power Co., Inc. (m)	346
14		Shimadzu Corp. (m)	97
2		Shimamura Co., Ltd. (m)	182
6		Shimano, Inc. (m)	245
42		Shimizu Corp. (m)	159
29		Shin-Etsu Chemical Co., Ltd. (m)	1,560
6		Shinko Electric Industries Co., Ltd. (c)	86
51		Shinsei Bank Ltd. (a) (c)	67
21		Shionogi & Co., Ltd. (m)	455
26		Shiseido Co., Ltd. (m)	477
42		Shizuoka Bank Ltd. (The) (m)	420
95		Showa Denko KK (m)	184
15		Showa Shell Sekiyu KK (m)	149
4		SMC Corp. (m)	480
54		Softbank Corp. (m)	1,279
85		Sojitz Corp. (m)	157
63		Sompo Japan Insurance, Inc. (m)	369
71		Sony Corp. (m)	2,105
—	(h)	Sony Financial Holdings, Inc. (m)	189
5		Square Enix Holdings Co., Ltd. (m)	122
10		Stanley Electric Co., Ltd. (m)	193
8		Sumco Corp. (m)	151
123		Sumitomo Chemical Co., Ltd. (m)	489
84		Sumitomo Corp. (m)	811
56		Sumitomo Electric Industries Ltd. (m)	681
36		Sumitomo Heavy Industries Ltd. (a) (m)	162
237		Sumitomo Metal Industries Ltd. (m)	607
37		Sumitomo Metal Mining Co., Ltd. (m)	587
65		Sumitomo Mitsui Financial Group, Inc. (m)	2,213
27		Sumitomo Realty & Development Co., Ltd. (m)	517
13		Sumitomo Rubber Industries Ltd. (m)	120
100		Sumitomo Trust & Banking Co., Ltd. (The) (m)	523
13		Suruga Bank Ltd. (m)	116
5		Suzuken Co., Ltd. (c)	188
24		Suzuki Motor Corp. (m)	586
16		T&D Holdings, Inc. (m)	425
97		Taiheiyo Cement Corp. (a) (m)	113
66		Taisei Corp. (m)	130
10		Taisho Pharmaceutical Co., Ltd. (m)	180
21		Taiyo Nippon Sanso Corp. (m)	233
20		Takashimaya Co., Ltd. (m)	135
53		Takeda Pharmaceutical Co., Ltd. (m)	2,135
—	(h)	Takefuji Corp. (c)	1
8		TDK Corp. (m)	468
60		Teijin Ltd. (m)	176
12		Terumo Corp. (m)	614
9		THK Co., Ltd. (m)	161
63		Tobu Railway Co., Ltd. (m)	346
12		Toho Co., Ltd. (m)	180
33		Toho Gas Co., Ltd. (m)	171
32		Tohoku Electric Power Co., Inc. (m)	667
53		Tokio Marine Holdings, Inc. (m)	1,342
22		Tokuyama Corp. (m)	138
3		Tokyo Broadcasting System Holdings, Inc. (m)	51
87		Tokyo Electric Power Co., Inc. (The) (m)	2,141
12		Tokyo Electron Ltd. (m)	671
175		Tokyo Gas Co., Ltd. (m)	693
6		Tokyo Steel Manufacturing Co., Ltd. (m)	72
17		Tokyo Tatemono Co., Ltd. (m)	81
89		Tokyu Corp. (m)	389
38		Tokyu Land Corp. (m)	151
20		TonenGeneral Sekiyu KK (m)	183
38		Toppan Printing Co., Ltd. (m)	342
104		Toray Industries, Inc. (m)	594
288		Toshiba Corp. (a) (m)	1,645
40		Tosoh Corp. (m)	107
18		TOTO Ltd. (c)	109
11		Toyo Seikan Kaisha Ltd. (m)	180
7		Toyo Suisan Kaisha Ltd. (m)	183
4		Toyobo Co., Ltd. (m)	6
5		Toyoda Gosei Co., Ltd. (m)	144
5		Toyota Boshoku Corp. (m)	110
12		Toyota Industries Corp. (m)	311
199		Toyota Motor Corp. (m)	7,848
15		Toyota Tsusho Corp. (m)	210
8		Trend Micro, Inc. (m)	260
4		Tsumura & Co. (m)	151
75		Ube Industries Ltd. (m)	194
3		Unicharm Corp. (m)	272
5		Uniden Corp. (a) (m)	12
13		UNY Co., Ltd. (c)	96
8		Ushio, Inc. (m)	127

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
1		USS Co., Ltd. (m)	90
—	(h)	West Japan Railway Co. (m)	468
1		Yahoo! Japan Corp.	353
7		Yakult Honsha Co., Ltd. (m)	177
6		Yamada Denki Co., Ltd. (m)	380
15		Yamaguchi Financial Group, Inc. (m)	143
10		Yamaha Corp. (m)	107
13		Yamaha Motor Co., Ltd. (m)	151
27		Yamato Holdings Co., Ltd. (m)	391
2		Yamato Kogyo Co., Ltd. (m)	69
8		Yamazaki Baking Co., Ltd. (m)	94
17		Yaskawa Electric Corp. (m)	134
16		Yokogawa Electric Corp. (m)	133
			147,196
		Luxembourg — 0.6%
78		ArcelorMittal (m)	2,625
5		Millicom International Cellular S.A. (a) (m)	341
23		SES S.A. FDR (m)	506
95		Tenaris S.A. (m)	1,688
			5,160
		Mexico — 0.6%
26		Alfa S.A.B. de C.V., Class A (c)	134
977		America Movil S.A.B. de C.V., Series L (m)	2,157
339		Cemex S.A.B. de C.V. (a) (m)	352
127		Fomento Economico Mexicano S.A.B. de C.V. (m)	551
7		Fresnillo plc (m)	91
24		Grupo Carso S.A.B. de C.V., Class A1 (c)	72
231		Grupo Mexico S.A.B. de C.V., Series B (a) (m)	464
34		Grupo Modelo S.A.B. de C.V., Series C (a) (m)	155
147		Grupo Televisa S.A. (m)	568
38		Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	149
112		Telefonos de Mexico S.A.B. de C.V., Class L (m)	93
158		Telefonos de Mexico S.A.B. de C.V., Class A (m)	132
112		Telmex Internacional S.A.B. de C.V., Class L (c)	75
158		Telmex Internacional S.A.B. de C.V., Class A (m)	104
146		Wal-Mart de Mexico S.A.B. de C.V., Series V (c)	510
			5,607
		Netherlands — 4.4%
198		Aegon N.V. (a) (m)	1,406
30		Akzo Nobel N.V. (c)	1,791
52		ASML Holding N.V. (m)	1,389
6		Corio N.V. (m)	382
41		European Aeronautic Defence and Space Co., N.V. (m)	774
6		Fugro N.V. CVA (m)	329
18		Heineken Holding N.V. (m)	687
29		Heineken N.V. (m)	1,299
249		ING Groep N.V. CVA (a) (m)	3,234
22		James Hardie Industries N.V. (a) (m)	142
147		Koninklijke Ahold N.V. (m)	1,847
6		Koninklijke Boskalis Westminster CVA (m)	222
18		Koninklijke DSM N.V. (m)	792
213		Koninklijke KPN N.V. (m)	3,861
121		Koninklijke Philips Electronics N.V. (m)	3,035
30		Qiagen N.V. (a) (m)	619
13		Randstad Holding N.V. (a) (c)	479
88		Reed Elsevier N.V. (m)	1,023
149		Royal Dutch Shell plc, Class A (m)	4,401
114		Royal Dutch Shell plc, Class B (m)	3,281
20		SBM Offshore N.V. (m)	387
45		TNT N.V. (m)	1,187
209		Unilever N.V. CVA (m)	6,433
1		Wereldhave N.V. (m)	112
38		Wolters Kluwer N.V. (m)	851
			39,963
		New Zealand — 0.5%
380		Auckland International Airport Ltd. (m)	546
129		Contact Energy Ltd. (a) (m)	576
266		Fletcher Building Ltd. (m)	1,573
245		Sky City Entertainment Group Ltd. (m)	604
819		Telecom Corp. of New Zealand Ltd. (m)	1,478
			4,777
		Norway — 1.5%
165		DnB NOR ASA (a) (m)	1,888
121		Norsk Hydro ASA (a) (m)	792
26		Norske Skogindustrier ASA (a) (m)	44
161		Orkla ASA (m)	1,485
67		Renewable Energy Corp. A/S (a) (c)	397
7		Schibsted ASA (a) (m)	111
237		Statoil ASA (m)	5,573
174		Telenor ASA (a) (m)	2,249
39		Yara International ASA (m)	1,299
			13,838
		Philippines — 0.6%
60		Ayala Corp. (m)	366
2,473		Ayala Land, Inc. (m)	535
110		Banco de Oro Unibank, Inc. (m)	80
670		Bank of the Philippine Islands (m)	652
10		Globe Telecom, Inc. (m)	188

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Philippines — Continued
236	Manila Electric Co. (m)	919
542	Petron Corp. (a) (m)	57
16	Philippine Long Distance Telephone Co. (m)	851
2,598	PNOC Energy Development Corp. (m)	224
187	San Miguel Corp., Class B (m)	258
4,907	SM Prime Holdings, Inc. (m)	1,018
		5,148
	Portugal — 0.9%
562	Banco Comercial Portugues S.A., Class R (m)	801
124	Banco Espirito Santo S.A. (m)	917
42	BRISA (m)	418
56	Cimpor Cimentos de Portugal SGPS S.A. (m)	433
484	Energias de Portugal S.A. (m)	2,139
37	Galp Energia SGPS S.A, Class B (m)	628
73	Jeronimo Martins SGPS S.A. (m)	647
154	Portugal Telecom SGPS S.A. (m)	1,758
		7,741
	Singapore — 0.6%
76	Ascendas REIT (m)	98
116	CapitaLand Ltd. (m)	336
104	CapitaMall Trust (m)	117
22	City Developments Ltd. (m)	155
86	ComfortDelgro Corp., Ltd. (m)	94
49	Cosco Corp. Singapore Ltd. (m)	39
81	DBS Group Holdings Ltd. (m)	741
43	Fraser and Neave Ltd. (m)	117
312	Golden Agri-Resources Ltd. (a) (m)	94
5	Jardine Cycle & Carriage Ltd. (m)	84
55	Keppel Corp., Ltd. (m)	316
42	Neptune Orient Lines Ltd. (m)	46
55	Olam International Ltd. (m)	106
112	Oversea-Chinese Banking Corp., Ltd. (m)	605
45	SembCorp Industries Ltd. (m)	106
38	SembCorp Marine Ltd. (m)	93
23	Singapore Airlines Ltd. (m)	222
17	Singapore Airport Terminal Services Ltd. (m)	29
39	Singapore Exchange Ltd. (m)	221
73	Singapore Press Holdings Ltd. (m)	200
62	Singapore Technologies Engineering Ltd. (m)	125
362	Singapore Telecommunications Ltd.(m)	750
27	StarHub Ltd. (m)	36
57	United Overseas Bank Ltd. (m)	681
25	UOL Group Ltd. (m)	59
58	Wilmar International Ltd. (m)	256
		5,726
	South Africa — 0.6%
2	Anglo Platinum Ltd. (a) (m)	205
6	AngloGold Ashanti Ltd. (m)	231
9	ArcelorMittal South Africa Ltd. (m)	116
12	Bidvest Group Ltd. (m)	187
133	FirstRand Ltd. (m)	300
23	Gold Fields Ltd. (m)	291
17	Impala Platinum Holdings Ltd. (m)	364
46	MTN Group Ltd. (m)	679
13	Naspers Ltd., Class N (m)	481
12	Nedbank Group Ltd. (m)	178
22	Pretoria Portland Cement Co., Ltd. (m)	92
88	Sanlam Ltd. (m)	241
14	Sappi Ltd. (m)	52
18	Sasol Ltd. (m)	691
24	Shoprite Holdings Ltd. (m)	196
40	Standard Bank Group Ltd. (m)	493
10	Telkom S.A. Ltd. (m)	55
8	Tiger Brands Ltd. (m)	155
		5,007
	South Korea — 0.6%
4	Daelim Industrial Co., Ltd. (m)	260
10	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	133
6	Hyundai Mobis (m)	768
3	LG Chem Ltd. (m)	574
6	LG Electronics, Inc. (m)	597
1	LG Hausys Ltd. (a) (m)	70
2	POSCO (m)	940
1	Samsung Electronics Co., Ltd. (m)	842
3	Samsung Fire & Marine Insurance Co., Ltd. (m)	555
1	Shinsegae Co., Ltd. (m)	337
1	SK Telecom Co., Ltd. (m)	178
		5,254
	Spain — 6.5%
37	Abertis Infraestructuras S.A. (c)	797
3	Acciona S.A. (m)	326
16	Acerinox S.A. (c)	313
19	ACS Actividades de Construccion y Servicios S.A. (c)	896
452	Banco Bilbao Vizcaya Argentaria S.A. (c)	8,083
105	Banco de Sabadell S.A. (c)	708
24	Banco de Valencia S.A. (c)	204
124	Banco Popular Espanol S.A. (c)	1,103
1,033	Banco Santander S.A. (m)	16,622
34	Bankinter S.A. (m)	361

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Spain — Continued
30		Cintra Concesiones de Infraestructuras de Transporte S.A. (m)	309
99		Criteria Caixacorp S.A. (m)	482
4		Ebro Puleva S.A. (m)	70
57		EDP Renovaveis S.A. (a) (m)	572
18		Enagas (m)	376
2		Endesa S.A. (c)	67
4		Fomento de Construcciones y Contratas S.A. (c)	150
21		Gamesa Corp. Tecnologica S.A. (m)	376
35		Gas Natural SDG S.A. (m)	705
9		Gestevision Telecinco S.A. (m)	89
14		Grifols S.A. (c)	233
6		Grupo Ferrovial S.A. (m)	265
128		Iberdrola Renovables S.A. (c)	569
463		Iberdrola S.A. (m)	4,195
51		Iberia Lineas Aereas de Espana (a) (m)	141
27		Inditex S.A. (c)	1,602
7		Indra Sistemas S.A. (m)	175
91		Mapfre S.A.	388
23		NH Hoteles S.A. (a) (m)	119
12		Red Electrica Corp. S.A. (m)	612
93		Repsol YPF S.A. (m)	2,473
8		Sacyr Vallehermoso S.A. (a) (m)	118
2		Sociedad General de Aguas de Barcelona S.A., Class A (m)	71
541		Telefonica S.A. (m)	15,113
14		Zardoya Otis S.A. (m)	288
18		Zeltia S.A. (a) (m)	103
			59,074
		Sweden — 1.8%
23		Alfa Laval AB (c)	281
20		Assa Abloy AB, Class B (m)	357
55		Atlas Copco AB, Class A (m)	742
24		Atlas Copco AB, Class B (m)	283
13		Electrolux AB, Series B, (a) (m)	312
3		Eniro AB (a) (c)	15
9		Getinge AB, Class B (m)	176
36		Hennes & Mauritz AB, Class B (m)	2,039
—	(h)	Hoganas AB, Class B (m)	9
4		Holmen AB, Class B (m)	107
23		Husqvarna AB, Class B (a) (m)	143
34		Investor AB, Class B (m)	595
7		Loomis AB, Class B (c)	76
14		Lundin Petroleum AB (a) (m)	116
3		Modern Times Group AB, Class B (m)	118
35		Niscayah Group AB (m)	83
206		Nordea Bank AB (m)	2,206
57		Sandvik AB (m)	626
18		Scania AB, Class B (m)	235
14		Securitas AB, Class B (m)	128
101		Skandinaviska Enskilda Banken AB, Class A (a) (m)	610
27		Skanska AB, Class B (c)	394
19		SKF AB, Class B (m)	299
18		SSAB AB, Class A (c)	272
36		Svenska Cellulosa AB, Class B (m)	489
32		Svenska Handelsbanken AB, Class A (m)	815
49		Swedbank AB, Class A (a) (m)	419
12		Swedish Match AB (m)	243
16		Tele2 AB, Class B (m)	226
193		Telefonaktiebolaget LM Ericsson, Class B (m)	2,019
166		TeliaSonera AB (m)	1,103
22		Volvo AB, Class A (m)	208
81		Volvo AB, Class B (m)	767
			16,511
		Switzerland — 2.1%
57		ABB Ltd. (a) (m)	1,063
2		Actelion Ltd.(a) (m)	97
6		Adecco S.A. (m)	261
2		Aryzta AG (a) (m)	85
3		Baloise Holdings AG (m)	225
11		Compagnie Financiere Richemont S.A., Class A (m)	305
25		Credit Suisse Group AG (m)	1,324
4		GAM Holding Ltd. (m)	54
1		Geberit AG (m)	165
—	(h)	Givaudan S.A. (m)	145
5		Holcim Ltd. (a) (m)	289
4		Julius Baer Group Ltd. (m)	165
2		Kuehne & Nagel International AG (m)	148
3		Logitech International S.A. (a) (c)	55
1		Lonza Group AG (m)	94
84		Nestle S.A. (m)	3,924
1		Nobel Biocare Holding AG (m)	39
51		Novartis AG (m)	2,677
16		Roche Holding AG (m)	2,545
2		Schindler Holding AG (m)	144
—	(h)	SGS S.A. (m)	84
1		Sonova Holding AG (m)	110
67		STMicroelectronics N.V. (m)	534

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Switzerland — Continued
—	(h)	Sulzer AG (m)	34
1		Swatch Group AG (m)	33
1		Swatch Group AG (The) (m)	178
8		Swiss Reinsurance Co. Ltd. (m)	343
1		Swisscom AG (m)	202
3		Syngenta AG (m)	624
90		UBS AG (a) (m)	1,496
81		Xstrata plc (a) (m)	1,167
3		Zurich Financial Services AG (m)	780
			19,389
		Taiwan — 0.6%
304		Asustek Computer, Inc. (m)	559
228		Cathay Financial Holding Co., Ltd. (a) (m)	390
179		Chi Mei Optoelectronics Corp. (a) (m)	89
449		China Steel Corp. (m)	398
258		Far Eastern New Century Corp. (m)	304
262		HON HAI Precision Industry Co., Ltd. (m)	1,028
296		Quanta Computer, Inc. (m)	560
1,233		Taishin Financial Holdings Co., Ltd. (a) (m)	483
190		Taiwan Mobile Co., Ltd. (m)	340
642		Taiwan Semiconductor Manufacturing Co., Ltd. (m)	1,165
335		United Microelectronics Corp. (m)	161
			5,477
		Thailand — 0.5%
252		Advanced Info Service PCL (m)	645
219		Bangkok Bank PCL, Class F (m)	735
80		Electricity Generating PCL (m)	181
294		Kasikornbank PCL (m)	714
750		Krung Thai Bank PCL (m)	163
123		PTT Exploration & Production PCL (m)	526
38		PTT PCL (m)	265
125		Siam Cement PCL (m)	775
289		Siam Commercial Bank PCL (m)	659
			4,663
		Turkey — 0.6%
148		Akbank TAS (m)	801
64		Aksigorta AS (m)	193
39		Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	441
158		Eregli Demir ve Celik Fabrikalari TAS (a) (m)	429
28		Tupras Turkiye Petrol Rafine (m)	477
115		Turkcell Iletisim Hizmet A/S (m)	759
320		Turkiye Garanti Bankasi A/S (m)	1,162
176		Turkiye Is Bankasi, Class C (m)	667
133		Yapi ve Kredi Bankasi A/S (a) (m)	274
			5,203
		United Kingdom — 8.5%
43		3i Group plc (m)	184
8		Admiral Group plc (m)	127
13		AMEC plc (m)	172
55		Anglo American plc (a) (m)	2,000
18		Antofagasta plc (m)	226
14		Associated British Foods plc (m)	196
61		AstraZeneca plc (m)	2,751
10		Autonomy Corp. plc (a) (m)	211
114		Aviva plc (m)	711
145		BAE Systems plc (m)	747
28		Balfour Beatty plc (m)	121
467		Barclays plc (a) (m)	2,449
4		Berkeley Group Holdings plc (a) (m)	58
141		BG Group plc (m)	2,421
93		BHP Billiton plc (m)	2,519
786		BP plc (m)	7,369
27		British Airways plc (a) (m)	80
83		British American Tobacco plc (m)	2,658
34		British Land Co. plc (m)	261
49		British Sky Broadcasting Group plc (m)	423
321		BT Group plc (m)	687
15		Bunzl plc (m)	166
18		Burberry Group plc (m)	155
100		Cable & Wireless plc (m)	237
57		Cadbury plc (m)	725
6		Cairn Energy plc (a) (m)	257
24		Capita Group plc (The) (m)	301
7		Carnival plc (m)	228
19		Carphone Warehouse Group plc (m)	56
212		Centrica plc (m)	861
52		Cobham plc (m)	188
81		Compass Group plc (m)	511
106		Diageo plc (m)	1,721
14		Drax Group plc (m)	108
11		Eurasian Natural Resources Corp. (m)	146
10		F&C Asset Management plc (m)	12
19		Firstgroup plc (m)	117
98		Friends Provident Group plc (m)	130
53		G4S plc (m)	220
218		GlaxoSmithKline plc (m)	4,481
29		Hammerson plc (m)	193
35		Home Retail Group plc (m)	167
727		HSBC Holdings plc (m)	8,036
22		ICAP plc (m)	143
—	(h)	IMI plc (m)	3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United Kingdom — Continued
43	Imperial Tobacco Group plc (m)	1,261
11	Intercontinental Hotels Group plc (m)	140
68	International Power plc (m)	281
34	Invensys plc (m)	155
16	Investec plc (m)	112
51	J Sainsbury plc (m)	277
9	Johnson Matthey plc (m)	208
9	Kazakhmys plc (a) (m)	152
103	Kingfisher plc (m)	375
26	Ladbrokes plc (m)	51
32	Land Securities Group plc (m)	351
258	Legal & General Group plc (m)	331
24	Liberty International plc (m)	180
693	Lloyds Banking Group plc (a) (c)	977
6	London Stock Exchange Group plc (m)	87
6	Lonmin plc (a) (m)	154
74	Man Group plc (m)	376
66	Marks & Spencer Group plc (m)	368
1	Meggitt plc (m)	2
104	National Grid plc (m)	1,034
9	Next plc (m)	262
209	Old Mutual plc (m)	362
35	Pearson plc (m)	473
8	Petrofac Ltd. (m)	131
107	Prudential plc (m)	974
4	Randgold Resources Ltd. (m)	236
25	Reckitt Benckiser Group plc (m)	1,245
49	Reed Elsevier plc (m)	372
34	Rexam plc (m)	153
58	Rio Tinto plc (m)	2,569
79	Rolls-Royce Group plc (a) (m)	584
4,754	Rolls-Royce Group plc, Class C (a) (m)	8
697	Royal Bank of Scotland Group plc (a) (m)	475
150	RSA Insurance Group plc (m)	297
40	SABMiller plc (m)	1,048
55	Sage Group plc (The) (m)	193
4	Schroders plc (m)	78
38	Scottish & Southern Energy plc (m)	667
31	Segro plc (m)	177
20	Serco Group plc (m)	169
10	Severn Trent plc (m)	160
37	Smith & Nephew plc (m)	326
16	Smiths Group plc (m)	240
84	Standard Chartered plc (m)	2,068
94	Standard Life plc (m)	336
331	Tesco plc (m)	2,208
15	Thomas Cook Group plc (m)	51
33	Tomkins plc (m)	91
25	TUI Travel plc (m)	95
34	Tullow Oil plc (m)	665
54	Unilever plc (m)	1,622
32	United Utilities Group plc (m)	231
5	Vedanta Resources plc (m)	184
2,209	Vodafone Group plc (m)	4,868
6	Whitbread plc (m)	135
3	William Hill plc (m)	8
88	Wm Morrison Supermarkets plc (m)	404
13	Wolseley plc (a) (m)	256
54	WPP plc (m)	483
		77,309
	United States — 0.1%
2	Synthes, Inc. (m)	195
7	Thomson Reuters Corp. (m)	224
23	Wheelock & Co., Ltd. (m)	74
		493
	Total Common Stocks (Cost $611,988)	851,416
	Investment Companies — 0.9%
	United States — 0.9%
80	iShares MSCI Germany Index Fund (c) (m)	1,693
159	iShares MSCI Pacific ex-Japan Index Fund (c) (m)	6,279
	Total Investment Companies (Cost $7,373)	7,972
	Preferred Stocks — 1.1%
	Brazil — 0.4%
25	Banco Bradesco S.A. (m)	491
8	Cia Energetica de Minas Gerais (m)	118
26	Cia Vale do Rio Doce, Class A (m)	594
74	Itau Unibanco Banco Multiplo S.A. (m)	1,399
46	Petroleo Brasileiro S.A. (m)	912
10	Tele Norte Leste Participacoes S.A. (m)	199
		3,713
	Chile — 0.1%
13	Sociedad Quimica y Minera de Chile S.A., Class B (m)	492
	Germany — 0.6%
11	Bayerische Motoren Werke AG (m)	364
12	Fresenius SE (m)	694
27	Henkel AG & Co. KGaA (m)	1,207

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — Continued
	Germany — Continued
13	Porsche Automobil Holding SE (m)	964
5	RWE AG (c)	398
17	Volkswagen AG (m)	1,691
		5,318
	Japan — 0.0% (g)
2	Ito En Ltd. (m)	22
	Total Preferred Stocks (Cost $4,540)	9,545

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
	Warrants — 0.0% (g)
	Italy — 0.0% (g)
92	Mediobanca S.p.A., expiring 03/18/11 (a) (m)	—
130	Unione di Banche Italiane SCPA, expiring 06/30/11 (a) (m)	12
	Total Warrants (Cost $ —)	12

SHARES
Short-Term Investment — 2.3%
	Investment Company — 2.3%
21,303	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $21,303)	21,303

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 2.8%
	Certificate of Deposit — 0.7%
7,000	Calyon, New York, VAR, 0.396%, 03/15/10	6,953

SHARES
	Investment Company — 2.1%
18,807	JPMorgan Prime Money Market Fund, Capital Shares, 0.190% (b) (l)	18,807
	Total Investments of Cash Collateral for Securities on Loan (Cost $25,804)	25,760
	Total Investments — 101.0% (Cost $671,008)	916,008
	Liabilities in Excess of Other Assets — (1.0)%	(9,139)
	NET ASSETS — 100.0%	$906,869

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	15.8%
Oil, Gas & Consumable Fuels	7.6
Diversified Telecommunication Services	5.7
Pharmaceuticals	5.2
Electric Utilities	4.8
Insurance	4.8
Metals & Mining	4.1
Automobiles	3.7
Chemicals	3.4
Food Products	2.4
Industrial Conglomerates	2.1
Beverages	2.1
Food & Staples Retailing	2.0
Wireless Telecommunication Services	1.8
Capital Markets	1.7
Machinery	1.7
Multi-Utilities	1.7
Media	1.4
Construction Materials	1.3
Diversified Financial Services	1.2
Electrical Equipment	1.2
Electronic Equipment, Instruments & Components	1.1
Software	1.0
Real Estate Management & Development	1.0
Short-Term Investment	2.4
Others (each less than 1.0%)	18.8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
67	TOPIX Index	12/10/09	$6,654	$(147)
491	Dow Jones EURO STOXX 50 Index	12/18/09	19,698	(425)
78	FTSE 100 Index	12/18/09	6,402	— (h)
				$(572)

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.3%
	Australia — 2.4%
48	Macquarie Group Ltd. (c)	2,103
218	Santos Ltd. (m)	2,908
		5,011
	Austria — 0.7%
39	Intercell AG (a) (m)	1,494
	Belgium — 1.6%
71	Anheuser-Busch InBev N.V. (m)	3,332
	Canada — 0.5%
59	Kinross Gold Corp. (m)	1,089
	China — 2.8%
3,103	Bank of China Ltd., Class H (m)	1,800
1,100	China Merchants Bank Co., Ltd., Class H (m)	2,815
274	China Shenhua Energy Co., Ltd., Class H (m)	1,229
		5,844
	Finland — 1.6%
208	Nokia OYJ (m)	2,621
198	Ruukki Group OYJ (a) (c)	635
		3,256
	France — 12.7%
31	Atos Origin S.A. (a) (m)	1,446
49	BNP Paribas	3,678
53	Cie de Saint-Gobain (c)	2,559
31	Compagnie Generale des Etablissements Michelin, Class B (m)	2,263
70	GDF Suez (m)	2,912
16	Lafarge S.A. (m)	1,262
43	Sanofi-Aventis S.A. (m)	3,187
17	Schneider Electric S.A. (m)	1,721
41	Societe Generale (c)	2,695
32	Sodexo (m)	1,837
42	Total S.A. (m)	2,512
		26,072
	Germany — 7.1%
9	Allianz SE (m)	1,053
48	Bayer AG (m)	3,320
62	Daimler AG (m)	2,988
52	Lanxess AG (m)	1,631
17	Muenchener Rueckversicherungs AG (m)	2,754
31	Siemens AG (m)	2,802
		14,548
	Hong Kong — 3.3%
760	China Resources Land Ltd. (m)	1,835
434	Hang Lung Properties Ltd. (m)	1,640
1,038	Huabao International Holdings Ltd. (m)	990
324	Hutchison Whampoa Ltd. (m)	2,274
		6,739
	India — 0.9%
39	Infosys Technologies Ltd., ADR (m)	1,790
	Indonesia — 1.0%
2,718	Perusahaan Gas Negara PT (m)	1,011
1,105	Telekomunikasi Indonesia Tbk PT (m)	952
		1,963
	Ireland — 1.0%
115	Shire plc (m)	2,028
	Israel — 0.6%
26	Teva Pharmaceutical Industries Ltd., ADR (m)	1,313
	Italy — 2.5%
41	Saipem S.p.A. (m)	1,215
494	Snam Rete Gas S.p.A.	2,397
425	UniCredit S.p.A. (a) (m)	1,423
		5,035
	Japan — 20.3%
61	Astellas Pharma, Inc. (m)	2,261
81	FUJIFILM Holdings Corp. (m)	2,314
1	Japan Tobacco, Inc. (m)	2,786
133	Kirin Holdings Co., Ltd. (m)	2,171
276	Kubota Corp. (m)	2,145
421	Marubeni Corp. (m)	2,083
371	Mitsubishi Electric Corp. (a) (m)	2,822
387	Mitsubishi UFJ Financial Group, Inc. (m)	2,063
193	Mitsui & Co., Ltd. (m)	2,532
104	Mitsui Fudosan Co., Ltd. (m)	1,683
23	Nidec Corp. (m)	1,908
6	Nintendo Co., Ltd. (m)	1,505
399	Nissan Motor Co., Ltd. (a) (m)	2,887
134	Ricoh Co., Ltd. (m)	1,821
30	Shin-Etsu Chemical Co., Ltd. (m)	1,607
1	Sony Financial Holdings, Inc. (m)	1,461
357	Sumitomo Heavy Industries Ltd. (a) (m)	1,620
41	Sumitomo Mitsui Financial Group, Inc. (m)	1,377
200	Takashimaya Co., Ltd. (m)	1,348
88	Toyota Motor Corp. (m)	3,454
		41,848
	Luxembourg — 1.5%
93	ArcelorMittal (m)	3,133

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Netherlands — 8.8%
52	ASML Holding N.V. (m)	1,390
127	ING Groep N.V. CVA (a) (m)	1,655
124	Koninklijke Ahold N.V. (m)	1,566
191	Koninklijke KPN N.V. (m)	3,460
181	Royal Dutch Shell plc, Class A (c)	5,376
51	TNT N.V. (m)	1,343
108	Unilever N.V. CVA (m)	3,314
		18,104
	South Korea — 0.8%
16	POSCO, ADR (m)	1,654
	Spain — 2.3%
297	Banco Santander S.A. (m)	4,772
	Sweden — 0.5%
76	Atlas Copco AB, Class A (m)	1,020
	Switzerland — 3.3%
11	Roche Holding AG (m)	1,795
119	UBS AG (a) (m)	1,985
13	Zurich Financial Services AG (m)	2,912
		6,692
	Taiwan — 2.1%
264	HON HAI Precision Industry Co., Ltd., GDR (m)	2,106
226	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	2,154
		4,260
	United Kingdom — 18.0%
237	BG Group plc (m)	4,077
81	BHP Billiton plc (m)	2,193
973	BT Group plc (m)	2,085
777	Cable & Wireless plc (m)	1,845
139	Cookson Group plc (a) (m)	828
186	GlaxoSmithKline plc (m)	3,812
113	Imperial Tobacco Group plc (m)	3,316
154	Intercontinental Hotels Group plc (m)	1,968
373	International Power plc (m)	1,547
1,396	Lloyds Banking Group plc (a) (c)	1,968
232	Man Group plc (m)	1,172
217	National Grid plc (m)	2,149
331	Premier Farnell plc (m)	780
54	Reckitt Benckiser Group plc (m)	2,670
387	Tesco plc (m)	2,581
1,868	Vodafone Group plc (m)	4,116
		37,107
	Total Common Stocks (Cost $185,711)	198,104
Short-Term Investment — 3.1%
	Investment Company — 3.1%
6,453	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $6,453)	6,453
Investment of Cash Collateral for Securities on Loan — 3.7%
	Investment Company — 3.7%
7,599	JPMorgan Prime Money Market Fund, Capital Shares, 0.190% (b) (l) (Cost $7,599)	7,599
	Total Investments — 103.1% (Cost $199,763)	212,156
	Liabilities in Excess of Other Assets — (3.1)%	(6,420)
	NET ASSETS — 100.0%	$205,736

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	11.0%
Pharmaceuticals	8.7
Oil, Gas & Consumable Fuels	7.9
Automobiles	4.6
Diversified Telecommunication Services	4.1
Insurance	4.0
Metals & Mining	3.9
Electronic Equipment, Instruments & Components	3.5
Industrial Conglomerates	3.2
Tobacco	3.0
Beverages	2.7
Capital Markets	2.6
Real Estate Management & Development	2.5
Multi-Utilities	2.5
Machinery	2.3
Trading Companies & Distributors	2.3
Electrical Equipment	2.2
Chemicals	2.1
Food & Staples Retailing	2.0
Wireless Telecommunication Services	2.0
Hotels, Restaurants & Leisure	1.9
Semiconductors & Semiconductor Equipment	1.7
Gas Utilities	1.7
Food Products	1.6
IT Services	1.6
Household Products	1.3
Communications Equipment	1.3
Building Products	1.3
Auto Components	1.1
Short-Term Investment	3.2
Others (each less than 1.0%)	6.2

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	TOPIX Index	12/10/09	$1,093	$(15)
43	Dow Jones EURO STOXX 50 Index	12/18/09	1,725	(60)
15	FTSE 100 Index	12/18/09	1,231	(14)
				$(89)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
11,799,647	AUD	11/13/09	$9,882	$10,612	$730
10,666,327	CHF	11/13/09	10,269	10,398	129
5,554,636	EUR	11/13/09	8,163	8,174	11
2,099,123	GBP	11/13/09	3,443	3,445	2
451,823,808	JPY	11/13/09	4,856	5,020	164
6,738,078	NOK	11/13/09	1,082	1,176	94
23,436,794	SEK	11/13/09	3,265	3,305	40
3,848,972	SGD	11/13/09	2,666	2,746	80
			$43,626	$44,876	$1,250

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,515,526	CHF	11/13/09	$2,426	$2,452	$(26)
13,984,193	EUR	11/13/09	20,170	20,580	(410)
1,699,387	GBP	11/13/09	2,754	2,789	(35)
41,667,271	HKD	11/13/09	5,378	5,377	1
706,190,925	JPY	11/13/09	7,670	7,845	(175)
			$38,398	$39,043	$(645)

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Australia — 1.7%
2,066	Santos Ltd. (m)	27,535
	Austria — 0.7%
295	OMV AG (m)	12,141
	Belgium — 2.2%
572	Anheuser-Busch InBev N.V. (m)	26,871
201	KBC Groep N.V. (a) (m)	8,598
		35,469
	China — 4.4%
32,248	Bank of China Ltd., Class H (m)	18,707
9,483	China Merchants Bank Co., Ltd., Class H (m)	24,261
8,098	China Petroleum & Chemical Corp., Class H (m)	6,868
5,128	China Shenhua Energy Co., Ltd., Class H (m)	23,002
		72,838
	Finland — 1.2%
1,127	Nokia OYJ (m)	14,235
1,576	Ruukki Group OYJ (a) (c)	5,050
		19,285
	France — 15.8%
417	BNP Paribas (c)	31,446
385	Cie de Saint-Gobain (c)	18,742
284	Compagnie Generale des Etablissements Michelin, Class B (m)	21,011
878	GDF Suez (m)	36,690
237	Lafarge S.A. (m)	19,219
1,629	Natixis (a) (m)	9,152
964	Rhodia S.A. (a) (m)	14,207
494	Sanofi-Aventis S.A. (m)	36,185
112	Schneider Electric S.A. (m)	11,601
448	Societe Generale (c)	29,771
290	Sodexo (m)	16,556
235	Total S.A. (m)	14,040
		258,620
	Germany — 10.5%
348	Bayer AG (m)	24,136
624	Daimler AG (m)	30,317
604	E.ON AG (m)	23,139
214	Hamburger Hafen und Logistik AG (c)	8,344
627	Lanxess AG (m)	19,655
226	Muenchener Rueckversicherungs AG (m)	35,804
335	Siemens AG (m)	30,290
		171,685
	Greece — 0.4%
680	Sidenor Steel Products Manufacturing Co. S.A. (a) (m)	5,793
	Hong Kong — 1.7%
4,120	China Resources Land Ltd. (m)	9,945
2,435	Hutchison Whampoa Ltd. (m)	17,091
		27,036
	Indonesia — 1.1%
25,917	Perusahaan Gas Negara PT (m)	9,643
10,625	Telekomunikasi Indonesia Tbk PT (m)	9,149
		18,792
	Italy — 3.0%
4,314	Snam Rete Gas S.p.A. (c)	20,924
8,637	UniCredit S.p.A. (a) (m)	28,936
		49,860
	Japan — 15.8%
477	Aisin Seiki Co., Ltd. (m)	12,123
298	Astellas Pharma, Inc. (m)	10,970
2,076	Chiba Bank Ltd. (The) (m)	12,802
823	FUJIFILM Holdings Corp. (m)	23,403
1,616	Kubota Corp. (m)	12,558
3,078	Marubeni Corp. (m)	15,229
1,047	Mitsubishi Corp. (m)	22,193
2,825	Mitsubishi Electric Corp. (a) (m)	21,489
1,258	Mitsui & Co., Ltd. (m)	16,526
837	Mitsui Fudosan Co., Ltd. (m)	13,543
52	Nintendo Co., Ltd. (m)	13,068
4,093	Nissan Motor Co., Ltd. (a) (m)	29,616
1,485	Ricoh Co., Ltd. (m)	20,181
2,550	Sumitomo Heavy Industries Ltd. (a) (m)	11,570
717	Sumitomo Mitsui Financial Group, Inc. (m)	24,354
		259,625
	Luxembourg — 1.4%
655	ArcelorMittal (m)	22,163
	Netherlands — 9.2%
555	ASML Holding N.V. (m)	14,962
1,365	ING Groep N.V. CVA (a) (m)	17,767
981	Koninklijke Ahold N.V. (m)	12,355
1,540	Koninklijke KPN N.V. (m)	27,942
1,785	Royal Dutch Shell plc, Class A (m)	52,686
816	Unilever N.V. CVA (m)	25,129
		150,841
	South Africa — 0.5%
2,258	African Bank Investments Ltd. (m)	8,814
	Spain — 3.7%
3,744	Banco Santander S.A. (m)	60,245

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Switzerland — 2.9%
964	UBS AG (a) (m)	16,082
136	Zurich Financial Services AG (m)	31,133
		47,215
	Taiwan — 1.0%
4,183	HON HAI Precision Industry Co., Ltd. (m)	16,385
	United Kingdom — 20.5%
3,291	Barclays plc (a) (m)	17,246
625	BG Group plc (m)	10,766
4,237	BP plc (m)	39,703
8,338	BT Group plc (m)	17,869
4,115	Cable & Wireless plc (m)	9,762
1,609	Cookson Group plc (a) (m)	9,600
6,618	GKN plc (a) (m)	11,593
1,011	GlaxoSmithKline plc (m)	20,742
4,245	HSBC Holdings plc (m)	46,903
568	Imperial Tobacco Group plc (m)	16,737
1,064	Intercontinental Hotels Group plc (m)	13,600
15,710	Lloyds Banking Group plc (a) (c)	22,151
2,552	National Grid plc (m)	25,278
658	Petropavlovsk plc (a) (m)	11,305
1,998	Prudential plc (m)	18,148
20,512	Vodafone Group plc (m)	45,206
		336,609
	Total Common Stocks (Cost $1,448,830)	1,600,951
	Preferred Stocks — 0.7%
	Germany — 0.7%
111	Volkswagen AG (m) (Cost $12,344)	11,042
Short-Term Investment — 1.9%
	Investment Company — 1.9%
31,700	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $31,700)	31,700
Investment of Cash Collateral for Securities on Loan — 2.2%
	Investment Company — 2.2%
35,680	JPMorgan Prime Money Market Fund, Capital Shares, 0.190% (b) (l) (Cost $35,680)	35,680
	Total Investments — 102.5% (Cost $1,528,554)	1,679,373
	Liabilities in Excess of Other Assets — (2.5)%	(40,295)
	NET ASSETS — 100.0%	$1,639,078

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	20.4%
Oil, Gas & Consumable Fuels	11.4
Pharmaceuticals	5.6
Insurance	5.2
Automobiles	4.3
Diversified Telecommunication Services	3.9
Industrial Conglomerates	3.8
Multi-Utilities	3.8
Trading Companies & Distributors	3.3
Wireless Telecommunication Services	2.8
Auto Components	2.7
Electronic Equipment, Instruments & Components	2.4
Metals & Mining	2.4
Chemicals	2.1
Electrical Equipment	2.0
Gas Utilities	1.9
Hotels, Restaurants & Leisure	1.8
Beverages	1.6
Diversified Financial Services	1.6
Food Products	1.5
Machinery	1.5
Real Estate Management & Development	1.4
Electric Utilities	1.4
Office Electronics	1.2
Construction Materials	1.2
Building Products	1.1
Tobacco	1.0
Capital Markets	1.0
Short-Term Investment	1.9
Others (each less than 1.0%)	3.8

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/09		NET UNREALIZED APPRECIATION (DEPRECIATION)
7,049,526	CHF
52,930,626	for HKD	11/25/09	$6,831	#	$6,873	#	$42
118,109,825	AUD	11/25/09	99,875		106,100		6,225
30,809,228	CHF	11/25/09	29,738		30,036		298
14,114,276	DKK	11/25/09	2,707		2,790		83
64,025,108	EUR	11/25/09	94,671		94,218		(453)
31,600,635	GBP	11/25/09	51,708		51,857		149
210,615,436	HKD	11/25/09	27,192		27,179		(13)
11,781,285,018	JPY	11/25/09	128,717		130,896		2,179
50,683,478	NOK	11/25/09	8,417		8,844		427
237,363,285	SEK	11/25/09	33,522		33,471		(51)
21,568,441	SGD	11/25/09	14,984		15,386		402
			$498,362		$507,650		$9,288

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
67,764,201	CHF	11/25/09	$64,511	$66,063	$(1,552)
128,032,563	EUR	11/25/09	187,830	188,410	(580)
79,810,404	GBP	11/25/09	131,101	130,971	130
209,140,991	HKD	11/25/09	26,995	26,989	6
6,813,504,923	JPY	11/25/09	74,438	75,701	(1,263)
			$484,875	$488,134	$(3,259)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/09 of the currency being sold, and the value at 10/31/09 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
	Australia — 3.6%
1,020	Alumina Ltd. (a) (m)	1,497
114	Australia & New Zealand Banking Group Ltd. (m)	2,331
243	BHP Billiton Ltd. (m)	7,978
417	Challenger Financial Services Group Ltd. (m)	1,372
284	Harvey Norman Holdings Ltd. (m)	1,006
31	Macquarie Group Ltd.	1,339
47	Newcrest Mining Ltd. (m)	1,345
		16,868
	Austria — 0.8%
25	Andritz AG (m)	1,364
291	IMMOFINANZ AG (a)	998
40	Voestalpine AG	1,380
		3,742
	Belgium — 0.9%
33	Anheuser-Busch InBev N.V. (m)	1,546
313	Fortis (a) (m)	1,355
34	KBC Groep N.V. (a) (m)	1,459
		4,360
	China — 1.1%
3,010	Bank of China Ltd., Class H (m)	1,746
797	China Merchants Bank Co., Ltd., Class H (m)	2,039
1,807	Industrial & Commercial Bank of China, Class H (m)	1,438
		5,223
	Denmark — 0.8%
14	Carlsberg A/S, Class B (m)	1,006
37	D/S Norden (m)	1,390
51	Danske Bank A/S (a) (m)	1,175
		3,571
	Finland — 0.8%
37	Konecranes OYJ (m)	985
56	Metso OYJ (m)	1,551
55	YIT OYJ (m)	1,061
		3,597
	France — 10.5%
31	Accor S.A. (m)	1,502
247	Alcatel-Lucent (a) (m)	925
112	AXA S.A. (m)	2,794
55	BNP Paribas	4,125
33	Bouygues S.A. (m)	1,555
16	Casino Guichard Perrachon S.A. (m)	1,304
27	Cie de Saint-Gobain	1,339
16	Compagnie Generale des Etablissements Michelin, Class B (m)	1,193
73	Credit Agricole S.A. (m)	1,395
64	France Telecom S.A. (m)	1,576
45	GDF Suez (m)	1,867
22	Lafarge S.A. (m)	1,750
27	Lagardere SCA (m)	1,206
15	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,524
19	Pernod-Ricard S.A. (m)	1,596
18	PPR (m)	1,925
30	Renault S.A. (a) (m)	1,354
110	Rhodia S.A. (a) (m)	1,624
67	Sanofi-Aventis S.A. (m)	4,887
14	Schneider Electric S.A. (m)	1,507
36	Societe Generale	2,404
22	Technip S.A. (m)	1,354
127	Total S.A. (m)	7,571
44	Vivendi (m)	1,220
		49,497
	Germany — 6.2%
16	Allianz SE (m)	1,825
34	BASF SE (m)	1,816
35	Bayer AG (m)	2,451
30	Bayerische Motoren Werke AG (m)	1,473
6	Bijou Brigitte AG (m)	946
18	Bilfinger Berger AG (m)	1,170
36	Daimler AG (m)	1,748
38	Deutsche Bank AG (m)	2,764
53	Deutsche Post AG (m)	903
122	E.ON AG (m)	4,661
14	Linde AG (m)	1,462
22	MTU Aero Engines Holding AG (m)	982
9	Muenchener Rueckversicherungs AG (m)	1,462
20	RWE AG (m)	1,771
38	Siemens AG (m)	3,439
		28,873
	Greece — 0.7%
39	National Bank of Greece S.A. (a) (m)	1,442
101	Piraeus Bank S.A. (a) (m)	1,748
		3,190
	Hong Kong — 3.4%
396	China Everbright Ltd. (m)	933
1,375	CNOOC Ltd. (m)	2,059
517	Hang Lung Properties Ltd. (m)	1,954

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Hong Kong — Continued
217	Hutchison Whampoa Ltd. (m)	1,523
88	Jardine Strategic Holdings Ltd. (m)	1,528
262	Kingboard Chemical Holdings Ltd. (m)	1,052
247	Melco Crown Entertainment Ltd., ADR (a) (m)	1,226
186	Orient Overseas International Ltd. (m)	905
2,562	Shun Tak Holdings Ltd. (m)	1,723
111	Swire Pacific Ltd., Class A (m)	1,353
1,300	TPV Technology Ltd. (m)	853
185	Wharf Holdings Ltd. (m)	1,000
		16,109
	India — 0.7%
40	ICICI Bank Ltd., ADR (m)	1,257
373	Yes Bank Ltd. (a) (m)	1,858
		3,115
	Indonesia — 0.2%
1,199	Bank Rakyat Indonesia (m)	873
	Ireland — 0.3%
42	Paddy Power plc (m)	1,351
	Italy — 2.1%
46	Danieli & C Officine Meccaniche S.p.A (m)	1,161
259	Enel S.p.A. (m)	1,542
41	Fiat S.p.A. (a) (m)	605
235	Impregilo S.p.A. (m)	801
657	Intesa Sanpaolo S.p.A. (a) (m)	2,765
885	UniCredit S.p.A. (a) (m)	2,965
		9,839
	Japan — 19.2%
52	Aisin Seiki Co., Ltd. (m)	1,325
150	Asahi Glass Co., Ltd. (m)	1,264
33	Astellas Pharma, Inc. (m)	1,212
112	Brother Industries Ltd. (m)	1,271
50	Canon, Inc. (m)	1,896
—(h)	Central Japan Railway Co. (m)	660
56	Chugai Pharmaceutical Co., Ltd. (m)	1,100
55	Dentsu, Inc.	1,181
16	Disco Corp. (m)	888
30	East Japan Railway Co. (m)	1,928
45	FUJIFILM Holdings Corp. (m)	1,279
177	Fukuyama Transporting Co. Ltd. (m)	920
69	Hitachi Transport System Ltd. (m)	902
123	Honda Motor Co., Ltd. (m)	3,787
62	Hosiden Corp. (m)	746
34	Ibiden Co., Ltd. (m)	1,203
286	ITOCHU Corp. (m)	1,808
—(h)	Japan Tobacco, Inc. (m)	1,321
24	JFE Holdings, Inc. (m)	792
—(h)	KDDI Corp. (m)	849
94	Kirin Holdings Co., Ltd. (m)	1,534
95	Komatsu Ltd. (m)	1,852
218	Kubota Corp. (m)	1,694
16	Kyocera Corp. (m)	1,376
41	Makita Corp. (m)	1,342
267	Marubeni Corp. (m)	1,321
165	Mitsubishi Corp. (m)	3,502
211	Mitsubishi Electric Corp. (a) (m)	1,605
461	Mitsubishi UFJ Financial Group, Inc. (m)	2,454
183	Mitsui & Co., Ltd. (m)	2,403
108	Mitsui Fudosan Co., Ltd. (m)	1,747
247	Mizuho Securities Co., Ltd. (m)	852
260	Morinaga Milk Industry Co. Ltd. (m)	1,213
24	Nidec Corp. (m)	2,018
339	Nippon Sheet Glass Co., Ltd. (m)	999
363	Nippon Steel Corp. (m)	1,385
59	Nippon Telegraph & Telephone Corp. (m)	2,426
265	Nissan Motor Co., Ltd. (a) (m)	1,915
20	Nitori Co., Ltd. (m)	1,586
66	NOK Corp. (m)	869
273	Nomura Holdings, Inc. (m)	1,923
1	NTT DoCoMo, Inc. (m)	1,199
28	ORIX Corp. (m)	1,783
1	Rakuten, Inc. (m)	967
14	Rohm Co., Ltd. (m)	935
26	Secom Co., Ltd. (m)	1,208
19	Shin-Etsu Chemical Co., Ltd. (m)	1,024
46	Shionogi & Co., Ltd. (m)	992
10	SMC Corp. (m)	1,188
51	Sony Corp. (m)	1,515
—(h)	Sony Financial Holdings, Inc. (m)	1,208
51	Sumco Corp. (m)	973
153	Sumitomo Corp. (m)	1,487
105	Sumitomo Electric Industries Ltd. (m)	1,275
72	Sumitomo Metal Mining Co., Ltd. (m)	1,139
67	Sumitomo Mitsui Financial Group, Inc. (m)	2,260
52	Suzuki Motor Corp. (m)	1,261
66	Tokai Rika Co., Ltd. (m)	1,369
81	Toyota Motor Corp. (m)	3,178
5	Yahoo! Japan Corp.	1,462
89	Yamato Holdings Co., Ltd. (m)	1,319
		90,090

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Luxembourg — 0.4%
60	ArcelorMittal (m)	2,033
	Mexico — 0.6%
36	America Movil S.A.B. de C.V., Series L, ADR (m)	1,568
306	Grupo Modelo S.A.B. de C.V., Series C (a) (m)	1,391
		2,959
	Netherlands — 5.0%
59	ASML Holding N.V. (m)	1,592
54	CSM (m)	1,432
63	European Aeronautic Defence and Space Co., N.V. (m)	1,186
249	ING Groep N.V. CVA (a) (m)	3,244
83	Koninklijke KPN N.V. (m)	1,506
72	Koninklijke Philips Electronics N.V. (m)	1,814
353	Royal Dutch Shell plc, Class B (m)	10,154
13	Smit Internationale N.V. (m)	1,011
65	Wolters Kluwer N.V. (m)	1,453
		23,392
	Norway — 0.8%
119	DnB NOR ASA (a) (m)	1,358
62	Statoil ASA (m)	1,451
90	Telenor ASA (a)	1,167
		3,976
	Russia — 0.2%
105	Magnitogorsk Iron & Steel Works, GDR (a) (m)	992
	Singapore — 0.5%
680	Singapore Telecommunications Ltd. (m)	1,410
274	Wilmar International Ltd. (m)	1,208
		2,618
	South Korea — 1.0%
14	Hyundai Motor Co. (m)	1,272
13	LG Electronics, Inc. (m)	1,218
3	Samsung Electronics Co., Ltd. (m)	2,081
		4,571
	Spain — 4.3%
174	Banco Bilbao Vizcaya Argentaria S.A.	3,106
390	Banco Santander S.A. (m)	6,288
177	Iberdrola S.A. (m)	1,606
26	Inditex S.A.	1,509
54	Repsol YPF S.A. (m)	1,440
223	Telefonica S.A. (m)	6,219
		20,168
	Sweden — 1.4%
124	Atlas Copco AB, Class A (m)	1,668
63	Electrolux AB, Series B, (a) (m)	1,504
64	NCC AB, Class B (m)	974
71	Svenska Cellulosa AB, Class B (m)	976
51	Svenska Handelsbanken AB, Class A (m)	1,309
		6,431
	Switzerland — 9.3%
80	ABB Ltd. (a) (m)	1,481
13	Baloise Holdings AG (m)	1,149
52	Compagnie Financiere Richemont S.A., Class A (m)	1,465
78	Credit Suisse Group AG (m)	4,173
34	GAM Holding Ltd. (m)	413
25	Holcim Ltd. (a) (m)	1,572
43	Julius Baer Group Ltd. (m)	1,603
160	Nestle S.A. (m)	7,439
128	Novartis AG (m)	6,677
30	Roche Holding AG (m)	4,730
14	Sonova Holding AG (m)	1,435
6	Swatch Group AG (The) (m)	1,487
42	Temenos Group AG (a) (m)	959
203	UBS AG (a) (m)	3,381
170	Xstrata plc (a) (m)	2,456
13	Zurich Financial Services AG (m)	3,017
		43,437
	Taiwan — 0.3%
145	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	1,387
	United Kingdom — 23.8%
48	Anglo American plc (a) (m)	1,734
62	AstraZeneca plc (m)	2,793
58	Autonomy Corp. plc (a) (m)	1,273
162	Aviva plc (m)	1,012
765	Barclays plc (a) (m)	4,012
315	Barratt Developments plc (a) (m)	694
87	Bellway plc (m)	1,041
170	BG Group plc (m)	2,935
873	BP plc (m)	8,178
79	British American Tobacco plc (m)	2,514
181	British Land Co. plc (m)	1,398
247	Britvic plc (m)	1,411
758	BT Group plc (m)	1,624
179	Burberry Group plc (m)	1,577
47	Carnival plc (m)	1,451
233	Cookson Group plc (a) (m)	1,388

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United Kingdom — Continued
780	Debenhams plc (m)	995
2,272	DSG International plc (a) (m)	1,137
104	Eurasian Natural Resources Corp. (m)	1,409
716	GKN plc (a) (m)	1,254
262	GlaxoSmithKline plc (m)	5,378
655	HMV Group plc (m)	1,190
848	HSBC Holdings plc (m)	9,376
58	Imperial Tobacco Group plc (m)	1,707
3,027	Inchcape plc (a) (m)	1,452
97	Intercontinental Hotels Group plc (m)	1,238
253	International Power plc (m)	1,052
83	Kazakhmys plc (a) (m)	1,480
321	Kingfisher plc (m)	1,175
1,157	Lloyds Banking Group plc (a)	1,631
461	Logica plc (m)	874
295	Man Group plc (m)	1,490
284	Marks & Spencer Group plc (m)	1,591
166	Michael Page International plc (m)	875
159	Millennium & Copthorne Hotels plc (m)	878
44	Next plc (m)	1,287
83	Petrofac Ltd. (m)	1,280
73	Petropavlovsk plc (a) (m)	1,247
59	Premier Oil plc (a) (m)	1,143
273	Prudential plc (m)	2,481
337	PZ Cussons plc (m)	1,378
32	Reckitt Benckiser Group plc (m)	1,570
81	Rio Tinto plc (m)	3,571
60	SABMiller plc (m)	1,572
121	SSL International plc (m)	1,252
141	Standard Chartered plc (m)	3,471
1,130	Taylor Wimpey plc (a) (m)	685
310	Tesco plc (m)	2,066
74	Travis Perkins plc (a) (m)	915
147	Tullett Prebon plc (m)	874
114	Unilever plc (m)	3,397
41	Vedanta Resources plc (m)	1,399
3,605	Vodafone Group plc (m)	7,944
349	Wm Morrison Supermarkets plc (m)	1,601
136	WPP plc (m)	1,214
		111,564
	Total Common Stocks (Cost $403,689)	463,826
	Preferred Stocks — 0.9%
	Brazil — 0.4%
42	Petroleo Brasileiro S.A., ADR (m)	1,682
	Germany — 0.5%
15	Porsche Automobil Holding SE (m)	1,172
13	Volkswagen AG (m)	1,295
		2,467
	Total Preferred Stocks (Cost $2,302)	4,149

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
	Rights — 0.0%
	United Kingdom — 0.0%
409	Barratt Developments plc, expiring 11/03/09 (a) (m) (Cost $430)	228

SHARES
Short-Term Investment — 0.3%
	Investment Company — 0.3%
1,200	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $1,200)	1,200
	Total Investments — 100.1% (Cost $407,621)	469,403
	Liabilities in Excess of Other Assets — (0.1)%	(600)
	NET ASSETS — 100.0%	$468,803

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   51

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.1%
Oil, Gas & Consumable Fuels	7.8
Metals & Mining	6.8
Pharmaceuticals	6.4
Automobiles	4.1
Capital Markets	3.7
Diversified Telecommunication Services	3.4
Insurance	3.2
Food Products	3.1
Wireless Telecommunication Services	2.5
Machinery	2.4
Trading Companies & Distributors	2.4
Beverages	2.1
Industrial Conglomerates	2.1
Diversified Financial Services	1.8
Household Durables	1.8
Semiconductors & Semiconductor Equipment	1.7
Electric Utilities	1.7
Electronic Equipment, Instruments & Components	1.6
Hotels, Restaurants & Leisure	1.6
Real Estate Management & Development	1.5
Textiles, Apparel & Luxury Goods	1.5
Multiline Retail	1.4
Specialty Retail	1.4
Media	1.3
Auto Components	1.3
Chemicals	1.3
Electrical Equipment	1.3
Construction & Engineering	1.2
Tobacco	1.2
Food & Staples Retailing	1.1
Others (each less than 1.0%)	11.2

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

ADR	— American Depositary Receipt

AUD	— Australian Dollar

CHF	— Swiss Franc

CVA	— Dutch Certification

DKK	— Danish Krone

EUR	— Euro

FDR	— Fiduciary Depositary Receipt

GBP	— British Pound

GDR	— Global Depositary Receipt

HKD	— Hong Kong Dollar

JPY	— Japanese Yen

NOK	— Norwegian Krone

REIT	— Real Estate Investment Trust

RNC	— Risparmio Non-Convertible Savings Shares

SEK	— Swedish Krona

SGD	— Singapore Dollar

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2009.

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Fair Valued Investment. The following are approximately the market value and percentage of the investments based on total investments (excluding Investments of Cash Collateral for Securities on Loan) that are fair valued (amounts in thousands):

Fund	Value	Percentage
International Equity Index Fund	$—	—%

In addition, the value and percentage, based on total investments (excluding Investments of Cash Collateral for Securities on Loan), of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Equity Fund	$501,266	60.3%
International Equity Fund	506,262	92.5
International Equity Index Fund	840,546	94.4
International Opportunities Fund	190,103	92.9
International Value Fund	1,611,993	98.1
Intrepid International Fund	459,693	97.9

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).

(l)	— The rate shown is the current yield as of October 31, 2009.

(m)	— All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(w)	— When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009

(Amounts in thousands, except per share amounts)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$791,912	$531,978	$875,898
Investments in affiliates, at value	39,563	33,810	40,110
Total investment securities, at value	831,475	565,788	916,008
Cash	1,083	363	149
Foreign currency, at value	4,746	17	2,422
Restricted foreign currency, at value (See Note 2)	—	—	3,628
Deposits at broker for futures contracts	—	—	2,856
Receivables:
Due from affiliate (See Note 2)	—	—	753
Investment securities sold	7,141	—	376
Fund shares sold	5,511	703	9,212
Interest and dividends	1,109	984	1,395
Tax reclaims	—	426	176
Total Assets	851,065	568,281	936,975

LIABILITIES:
Payables:
Investment securities purchased	40,374	—	1,356
Collateral for securities lending program	—	18,695	25,804
Fund shares redeemed	593	494	681
Variation margin on futures contracts	—	—	603
Other (See Note 2)	—	—	753
Accrued liabilities:
Investment advisory fees	675	328	431
Administration fees	70	69	53
Shareholder servicing fees	130	72	5
Distribution fees	43	43	40
Custodian and accounting fees	133	55	144
Trustees’ and Chief Compliance Officer’s fees	2	8	7
Deferred India capital gains tax	149	—	—
Other	168	351	229
Total Liabilities	42,337	20,115	30,106
Net Assets	$808,728	$548,166	$906,869

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$651,597	$473,616	$741,156
Accumulated undistributed (distributions in excess of) net investment income	2,536	584	8,959
Accumulated net realized gains (losses)	(30,242)	(12,696)	(87,520)
Net unrealized appreciation (depreciation)	184,837	86,662	244,274
Total Net Assets	$808,728	$548,166	$906,869

Net Assets:
Class A	$121,638	$114,557	$109,441
Class B	10,535	5,303	8,179
Class C	19,803	22,934	16,231
Class R2	—	64	234
Class R5	—	144,494	—
Institutional Class	325,849	—	—
Select Class	330,903	260,814	772,784
Total	$808,728	$548,166	$906,869

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,474	9,287	6,119
Class B	566	443	495
Class C	1,071	1,936	935
Class R2	—	5	13
Class R5	—	11,587	—
Institutional Class	16,949	—	—
Select Class	17,379	20,910	42,908

Net Asset Value:
Class A — Redemption price per share	$18.79	$12.33	$17.89
Class B — Offering price per share (a)	18.60	11.97	16.54
Class C — Offering price per share (a)	18.49	11.85	17.35
Class R2 — Offering and redemption price per share	—	12.31	17.76
Class R5 — Offering and redemption price per share	—	12.47	—
Institutional Class — Offering and redemption price per share	19.23	—	—
Select Class — Offering and redemption price per share	19.04	12.47	18.01
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.83	$13.01	$18.88

Cost of investments in non-affiliates	$606,943	$445,359	$630,898
Cost of investments in affiliates	39,563	33,810	40,110
Cost of foreign currency	4,739	18	2,402
Cost of restricted foreign currency (See Note 2)	—	—	3,811
Value of securities on loan	—	17,197	24,717

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$198,104	$1,611,993	$468,203
Investments in affiliates, at value	14,052	67,380	1,200
Total investment securities, at value	212,156	1,679,373	469,403
Cash	93	149	151
Foreign currency, at value	499	2,147	24
Deposits at broker for futures contracts	364	—	—
Receivables:
Investment securities sold	4,592	52,129	7,696
Fund shares sold	7	5,767	203
Interest and dividends	339	1,904	707
Tax reclaims	35	218	530
Unrealized appreciation on forward foreign currency exchange contracts	1,251	9,941	—
Total Assets	219,336	1,751,628	478,714

LIABILITIES:
Payables:
Investment securities purchased	5,003	70,074	8,752
Collateral for securities lending program	7,599	35,680	—
Fund shares redeemed	34	1,084	437
Variation margin on futures contracts	66	—	—
Unrealized depreciation on forward foreign currency exchange contracts	646	3,912	—
Accrued liabilities:
Investment advisory fees	107	852	353
Administration fees	19	149	49
Shareholder servicing fees	12	315	81
Distribution fees	4	46	6
Custodian and accounting fees	35	140	99
Trustees’ and Chief Compliance Officer’s fees	3	5	1
Other	72	293	133
Total Liabilities	13,600	112,550	9,911
Net Assets	$205,736	$1,639,078	$468,803

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$290,938	$1,867,116	$1,012,619
Accumulated undistributed (distributions in excess of) net investment income	4,715	32,925	6,681
Accumulated net realized gains (losses)	(102,848)	(417,994)	(612,331)
Net unrealized appreciation (depreciation)	12,931	157,031	61,834
Total Net Assets	$205,736	$1,639,078	$468,803

Net Assets:
Class A	$13,773	$134,648	$23,506
Class B	1,716	6,517	—
Class C	636	18,081	1,489
Class R2	—	423	60
Institutional Class	161,023	347,238	112,905
Select Class	28,588	1,132,171	330,843
Total	$205,736	$1,639,078	$468,803

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,138	10,970	1,568
Class B	143	539	—
Class C	54	1,512	99
Class R2	—	35	4
Institutional Class	13,097	27,857	7,396
Select Class	2,335	91,331	21,608

Net Asset Value:
Class A — Redemption price per share	$12.10	$12.27	$14.99
Class B — Offering price per share (a)	12.03	12.10	—
Class C — Offering price per share (a)	11.82	11.96	14.99
Class R2 — Offering and redemption price per share	—	12.19	14.86
Institutional Class — Offering and redemption price per share	12.29	12.47	15.27
Select Class — Offering and redemption price per share	12.24	12.40	15.31
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.77	$12.95	$15.82

Cost of investments in non-affiliates	$185,711	$1,461,174	$406,421
Cost of investments in affiliates	14,052	67,380	1,200
Cost of foreign currency	493	2,156	24
Value of securities on loan	7,173	33,820	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Emerging Markets Equity Fund	International Equity Fund		International Equity Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$11,287	$15,509		$26,412
Interest income from affiliates	1	1		20
Dividend income from affiliates (a)	197	39		118
Income from securities lending (net)	68	971		2,597
Foreign taxes withheld	(364)	(1,663)		(2,836)
Total investment income	11,189	14,857		26,311

EXPENSES:
Investment advisory fees	4,773	3,615		4,058
Administration fees	501	479		783
Distribution fees:
Class A	143	215		211
Class B	58	35		56
Class C	67	150		83
Class R2	—	—	(b)	— (b)
Shareholder servicing fees:
Class A	143	215		211
Class B	19	11		19
Class C	22	50		28
Class R2	—	—	(b)	— (b)
Class R5	—	49		—
Institutional Class	178	—		—
Select Class	563	610		1,588
Custodian and accounting fees	477	123		497
Interest expense to affiliates	—	4		9
Professional fees	81	90		100
Trustees’ and Chief Compliance Officer’s fees	5	4		7
Printing and mailing costs	127	58		134
Registration and filing fees	100	119		83
Transfer agent fees	423	523		718
Other	25	9		38
Total expenses	7,705	6,359		8,623
Less amounts waived	(74)	(1,351)		(2,169)
Less earnings credits	—	—	(b)	—
Less expense reimbursements	—	—		(7)
Net expenses	7,631	5,008		6,447
Net investment income (loss)	3,558	9,849		19,864

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(13,679)	$(8,082)	$(74,270)
Futures	—	—	(5,666)
Foreign currency transactions	(116)	258	376
Net realized gain (loss)	(13,795)	(7,824)	(79,560)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	216,170 (c)	108,840	242,926
Futures	—	—	3,169
Foreign currency translations	18	13	(133)
Change in net unrealized appreciation (depreciation)	216,188	108,853	245,962
Net realized/unrealized gains (losses)	202,393	101,029	166,402
Change in net assets resulting from operations	$205,951	$110,878	$186,266

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

(c)	Net of deferred India Capital Gains Tax of approximately $149,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009 (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund		Intrepid International Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,702	$42,191		$14,737
Interest income from affiliates	1	8		8
Dividend income from affiliates (a)	15	305		2
Income from securities lending (net)	391	2,166		—
Foreign taxes withheld	(618)	(4,364)		(1,453)
Total investment income	5,491	40,306		13,294

EXPENSES:
Investment advisory fees	992	6,826		3,727
Administration fees	175	1,199		467
Distribution fees:
Class A	25	258		38
Class B	9	46		—
Class C	2	111		10
Class R2	—	—	(b)	—	(b)
Shareholder servicing fees:
Class A	25	258		38
Class B	3	15		—
Class C	1	37		3
Class R2	—	—	(b)	—	(b)
Institutional Class	130	218		88
Select Class	60	1,988		834
Custodian and accounting fees	118	547		315
Interest expense to affiliates	3	—		39
Professional fees	79	107		85
Trustees’ and Chief Compliance Officer’s fees	2	11		4
Printing and mailing costs	16	171		85
Registration and filing fees	47	168		83
Transfer agent fees	86	758		132
Other	8	18		11
Total expenses	1,781	12,736		5,959
Less amounts waived	(136)	(48)		(623)
Net expenses	1,645	12,688		5,336
Net investment income (loss)	3,846	27,618		7,958

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	International Opportunities Fund	International Value Fund	Intrepid International Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(35,736)	$(243,048)	$(245,072)
Futures	128	903	(67)
Foreign currency transactions	316	9,642	639
Net realized gain (loss)	(35,292)	(232,503)	(244,500)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	69,566	500,610	307,816
Futures	(89)	(234)	—
Foreign currency translations	1,292	6,196	102
Change in net unrealized appreciation (depreciation)	70,769	506,572	307,918
Net realized/unrealized gains (losses)	35,477	274,069	63,418
Change in net assets resulting from operations	$39,323	$301,687	$71,376

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,558	$7,379	$9,849	$28,149
Net realized gain (loss)	(13,795)	(10,877)	(7,824)	669,518
Change in net unrealized appreciation (depreciation)	216,188	(334,522)	108,853	(1,295,092)
Change in net assets resulting from operations	205,951	(338,020)	110,878	(597,425)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(719)	(47)	(1,589)	(4,005)
From net realized gains	—	—	(37,068)	(37,456)
Class B
From net investment income	(62)	—	(75)	(225)
From net realized gains	—	—	(2,278)	(2,715)
Class C
From net investment income	(64)	—	(324)	(1,013)
From net realized gains	—	—	(10,061)	(12,085)
Class R2 (a)
From net investment income	—	—	(1)	—
From net realized gains	—	—	(22)	—
Class R5
From net investment income	—	—	(2,274)	(2,889)
From net realized gains	—	—	(37,418)	(15,440)
Institutional Class
From net investment income	(2,758)	(644)	—	—
Select Class
From net investment income	(4,365)	(544)	(5,191)	(23,542)
From net realized gains	—	—	(112,931)	(482,248)
Total distributions to shareholders	(7,968)	(1,235)	(209,232)	(581,618)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	268,670	58,432	165,511	(1,874,295)

NET ASSETS:
Change in net assets	466,653	(280,823)	67,157	(3,053,338)
Beginning of period	342,075	622,898	481,009	3,534,347
End of period	$808,728	$342,075	$548,166	$481,009
Accumulated undistributed (distributions in excess of) net investment income	$2,536	$7,062	$584	$(69)

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,864	$40,775	$3,846	$5,141
Net realized gain (loss)	(79,560)	67,676	(35,292)	(24,275)
Change in net unrealized appreciation (depreciation)	245,962	(845,125)	70,769	(99,687)
Change in net assets resulting from operations	186,266	(736,674)	39,323	(118,821)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,656)	(2,659)	(138)	(195)
From net realized gains	(7,474)	(7,154)	—	—
Class B
From net investment income	(302)	(275)	(8)	(26)
From net realized gains	(828)	(1,155)	—	—
Class C
From net investment income	(375)	(327)	(3)	(2)
From net realized gains	(1,016)	(1,255)	—	—
Class R2 (a)
From net investment income	(2)	—	—	—
From net realized gains	(5)	—	—	—
Institutional Class
From net investment income	—	—	(3,282)	(3,191)
Select Class
From net investment income	(32,065)	(30,904)	(517)	(1,046)
From net realized gains	(61,778)	(75,872)	—	—
Total distributions to shareholders	(107,501)	(119,601)	(3,948)	(4,460)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	11,707	(97,337)	12,802	47,014

NET ASSETS:
Change in net assets	90,472	(953,612)	48,177	(76,267)
Beginning of period	816,397	1,770,009	157,559	233,826
End of period	$906,869	$816,397	$205,736	$157,559
Accumulated undistributed (distributions in excess of) net investment income	$8,959	$24,577	$4,715	$4,200

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,618	$31,638	$7,958	$46,541
Net realized gain (loss)	(232,503)	(172,806)	(244,500)	(359,783)
Change in net unrealized appreciation (depreciation)	506,572	(487,391)	307,918	(697,334)
Change in net assets resulting from operations	301,687	(628,559)	71,376	(1,010,576)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,125)	(1,314)	(1,192)	(225)
From net realized gains	—	(5,595)	—	(369)
Class B
From net investment income	(160)	(95)	—	—
From net realized gains	—	(724)	—	—
Class C
From net investment income	(387)	(159)	(113)	(29)
From net realized gains	—	(911)	—	(75)
Class R2 (a)
From net investment income	(2)	—	(4)	—
Institutional Class
From net investment income	(5,546)	(2,853)	(7,511)	(4,330)
From net realized gains	—	(10,233)	—	(5,152)
Select Class
From net investment income	(24,451)	(8,938)	(32,144)	(19,891)
From net realized gains	—	(34,984)	—	(27,841)
Total distributions to shareholders	(33,671)	(65,806)	(40,964)	(57,912)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	558,187	435,741	(214,831)	(642,933)

NET ASSETS:
Change in net assets	826,203	(258,624)	(184,419)	(1,711,421)
Beginning of period	812,875	1,071,499	653,222	2,364,643
End of period	$1,639,078	$812,875	$468,803	$653,222
Accumulated undistributed (distributions in excess of) net investment income	$32,925	$29,154	$6,681	$38,604

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$93,400	$31,194	$64,416	$53,024
Dividends and distributions reinvested	675	43	30,900	30,051
Cost of shares redeemed	(27,906)	(25,023)	(48,759)	(63,233)
Redemption fees	7	6	4	8
Change in net assets from Class A capital transactions	$66,176	$6,220	$46,561	$19,850

Class B
Proceeds from shares issued	$2,566	$4,475	$1,146	$2,007
Dividends and distributions reinvested	57	—	1,813	2,270
Cost of shares redeemed	(2,328)	(4,468)	(1,563)	(4,536)
Redemption fees	1	2	— (b)	1
Change in net assets from Class B capital transactions	$296	$9	$1,396	$(258)

Class C
Proceeds from shares issued	$13,432	$4,759	$8,929	$12,417
Dividends and distributions reinvested	53	—	5,176	5,925
Cost of shares redeemed	(2,197)	(3,501)	(9,688)	(19,965)
Redemption fees	1	1	1	2
Change in net assets from Class C capital transactions	$11,289	$1,259	$4,418	$(1,621)

Class R2 (a)
Proceeds from shares issued	$—	$—	$51	$—
Dividends and distributions reinvested	—	—	23	—
Redemption fees	—	—	— (b)	—
Change in net assets from Class R2 capital transactions	$—	$—	$74	$—

Class R5
Proceeds from shares issued	$—	$—	$45,438	$78,646
Dividends and distributions reinvested	—	—	39,641	18,329
Cost of shares redeemed	—	—	(12,381)	(15,721)
Redemption fees	—	—	4	4
Change in net assets from Class R5 capital transactions	$—	$—	$72,702	$81,258

Institutional Class
Proceeds from shares issued	$155,331	$58,239	$—	$—
Dividends and distributions reinvested	2,059	488	—	—
Cost of shares redeemed	(18,200)	(42,722)	—	—
Redemption fees	22	19	—	—
Change in net assets from Institutional Class capital transactions	$139,212	$16,024	$—	$—

Select Class
Proceeds from shares issued	$171,112	$125,404	$102,044	$325,222
Dividends and distributions reinvested	2,583	241	75,111	236,398
Cost of shares redeemed	(122,024)	(90,758)	(136,807)	(2,535,196)
Redemption fees	26	33	12	52
Change in net assets from Select Class capital transactions	$51,697	$34,920	$40,360	$(1,973,524)

Total change in net assets from capital transactions	$268,670	$58,432	$165,511	$(1,874,295)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	5,844	1,439	6,260	1,841
Reinvested	56	2	3,303	940
Redeemed	(1,969)	(1,281)	(5,064)	(2,261)
Change in Class A Shares	3,931	160	4,499	520

Class B
Issued	160	197	115	67
Reinvested	5	—	200	72
Redeemed	(171)	(220)	(162)	(163)
Change in Class B Shares	(6)	(23)	153	(24)

Class C
Issued	814	211	945	414
Reinvested	4	—	576	188
Redeemed	(152)	(175)	(941)	(701)
Change in Class C Shares	666	36	580	(99)

Class R2 (a)
Issued	—	—	3	—
Reinvested	—	—	2	—
Change in Class R2 Shares	—	—	5	—

Class R5
Issued	—	—	3,936	2,907
Reinvested	—	—	4,191	575
Redeemed	—	—	(1,253)	(555)
Change in Class R5 Shares	—	—	6,874	2,927

Institutional Class
Issued	9,689	3,066	—	—
Reinvested	168	20	—	—
Redeemed	(1,298)	(1,930)	—	—
Change in Institutional Class Shares	8,559	1,156	—	—

Select Class
Issued	11,078	6,162	10,616	10,967
Reinvested	212	10	7,956	7,308
Redeemed	(8,620)	(4,340)	(12,747)	(78,150)
Change in Select Class Shares	2,670	1,832	5,825	(59,875)

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,488	$63,718	$6,039	$1,276
Dividends and distributions reinvested	9,865	8,538	129	181
Cost of shares redeemed	(28,466)	(45,100)	(1,738)	(2,034)
Redemption fees	2	4	— (b)	— (b)
Change in net assets from Class A capital transactions	$16,889	$27,160	$4,430	$(577)

Class B
Proceeds from shares issued	$917	$3,471	$938	$556
Dividends and distributions reinvested	1,085	1,302	8	24
Cost of shares redeemed	(2,887)	(7,365)	(451)	(834)
Redemption fees	— (b)	1	— (b)	— (b)
Change in net assets from Class B capital transactions	$(885)	$(2,591)	$495	$(254)

Class C
Proceeds from shares issued	$6,021	$7,334	$534	$162
Dividends and distributions reinvested	1,166	1,229	1	2
Cost of shares redeemed	(2,860)	(8,829)	(89)	(93)
Redemption fees	— (b)	1	— (b)	— (b)
Change in net assets from Class C capital transactions	$4,327	$(265)	$446	$71

Class R2 (a)
Proceeds from shares issued	$220	$—	$—	$—
Dividends and distributions reinvested	7	—	—	—
Cost of shares redeemed	(1)	—	—	—
Redemption fees	— (b)	—	—	—
Change in net assets from Class R2 capital transactions	$226	$—	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$27,508	$88,138
Dividends and distributions reinvested	—	—	2,318	2,011
Cost of shares redeemed	—	—	(22,350)	(27,360)
Redemption fees	—	—	2	1
Change in net assets from Institutional Class capital transactions	$—	$—	$7,478	$62,790

Select Class
Proceeds from shares issued	$241,760	$290,507	$4,149	$224
Dividends and distributions reinvested	30,857	28,792	297	724
Cost of shares redeemed	(281,483)	(440,981)	(4,494)	(15,964)
Redemption fees	16	41	1	— (b)
Change in net assets from Select Class capital transactions	$(8,850)	$(121,641)	$(47)	$(15,016)

Total change in net assets from capital transactions	$11,707	$(97,337)	$12,802	$47,014

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	2,335	2,363	623	80
Reinvested	685	297	14	11
Redeemed	(1,956)	(1,788)	(172)	(138)
Change in Class A Shares	1,064	872	465	(47)

Class B
Issued	67	138	98	34
Reinvested	81	48	1	1
Redeemed	(218)	(315)	(45)	(57)
Change in Class B Shares	(70)	(129)	54	(22)

Class C
Issued	379	279	54	11
Reinvested	83	44	— (a)	— (a)
Redeemed	(201)	(374)	(9)	(6)
Change in Class C Shares	261	(51)	45	5

Class R2 (b)
Issued	13	—	—	—
Reinvested	— (a)	—	—	—
Redeemed	— (a)	—	—	—
Change in Class R2 Shares	13	—	—	—

Institutional Class
Issued	—	—	2,648	5,955
Reinvested	—	—	242	119
Redeemed	—	—	(2,261)	(1,866)
Change in Institutional Class Shares	—	—	629	4,208

Select Class
Issued	15,961	12,467	400	14
Reinvested	2,081	990	31	43
Redeemed	(18,752)	(16,933)	(445)	(1,141)
Change in Select Class Shares	(710)	(3,476)	(14)	(1,084)

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$87,967	$119,838	$16,644	$10,033
Dividends and distributions reinvested	2,077	4,726	1,011	539
Cost of shares redeemed	(55,160)	(77,440)	(9,321)	(9,054)
Redemption fees	8	11	— (a)	— (a)
Change in net assets from Class A capital transactions	$34,892	$47,135	$8,334	$1,518

Class B
Proceeds from shares issued	$647	$2,920	$—	$—
Dividends and distributions reinvested	130	664	—	—
Cost of shares redeemed	(2,510)	(2,965)	—	—
Redemption fees	1	1	—	—
Change in net assets from Class B capital transactions	$(1,732)	$620	$—	$—

Class C
Proceeds from shares issued	$7,778	$13,825	$333	$1,403
Dividends and distributions reinvested	195	621	79	56
Cost of shares redeemed	(4,869)	(8,380)	(777)	(2,143)
Redemption fees	1	2	— (a)	— (a)
Change in net assets from Class C capital transactions	$3,105	$6,068	$(365)	$(684)

Class R2 (b)
Proceeds from shares issued	$536	$—	$50	$—
Dividends and distributions reinvested	2	—	4	—
Cost of shares redeemed	(106)	—	—	—
Redemption fees	— (a)	—	— (a)	—
Change in net assets from Class R2 capital transactions	$432	$—	$54	$—

Institutional Class
Proceeds from shares issued	$212,949	$159,106	$49,941	$37,986
Dividends and distributions reinvested	1,627	2,641	71	3,031
Cost of shares redeemed	(77,572)	(71,993)	(56,256)	(141,883)
Redemption fees	15	23	1	8
Change in net assets from Institutional Class capital transactions	$137,019	$89,777	$(6,243)	$(100,858)

Select Class
Proceeds from shares issued	$727,606	$549,852	$85,691	$420,420
Dividends and distributions reinvested	1,646	4,897	388	4,810
Cost of shares redeemed	(344,843)	(262,685)	(302,693)	(968,184)
Redemption fees	62	77	3	45
Change in net assets from Select Class capital transactions	$384,471	$292,141	$(216,611)	$(542,909)

Total change in net assets from capital transactions	$558,187	$435,741	$(214,831)	$(642,933)

(a)	Amount rounds to less than one thousand (shares or dollars).

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	8,804	7,429	1,269	487
Reinvested	215	264	86	21
Redeemed	(5,727)	(5,112)	(751)	(442)
Change in Class A Shares	3,292	2,581	604	66

Class B
Issued	63	173	—	—
Reinvested	14	38	—	—
Redeemed	(262)	(201)	—	—
Change in Class B Shares	(185)	10	—	—

Class C
Issued	795	876	23	59
Reinvested	21	36	6	2
Redeemed	(515)	(545)	(63)	(106)
Change in Class C Shares	301	367	(34)	(45)

Class R2 (a)
Issued	43	—	4	—
Reinvested	— (b)	—	— (b)	—
Redeemed	(8)	—	—	—
Change in Class R2 Shares	35	—	4	—

Institutional Class
Issued	21,286	9,303	4,125	1,623
Reinvested	167	146	6	123
Redeemed	(7,855)	(4,713)	(4,597)	(7,012)
Change in Institutional Class Shares	13,598	4,736	(466)	(5,266)

Select Class
Issued	69,961	36,500	6,731	18,177
Reinvested	170	272	32	197
Redeemed	(33,021)	(17,406)	(23,809)	(50,056)
Change in Select Class Shares	37,110	19,366	(17,046)	(31,682)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2009	$12.66	$0.07	(e)	$6.31	$6.38	$(0.25)	$—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(f)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(f)

Class B
Year Ended October 31, 2009	12.46	—	(e)(f)	6.25	6.25	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	(f)
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(f)

Class C
Year Ended October 31, 2009	12.42	(0.01	)(e)	6.23	6.22	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)
February 28, 2006 (g) through October 31, 2006	15.21	(0.05	)(e)	1.10	1.05	—	—	(f)

Institutional Class
Year Ended October 31, 2009	12.97	0.14	(e)	6.45	6.59	(0.33)	—	(f)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(f)
Year Ended October 31, 2007	16.79	0.11	(e)	10.01	10.12	(0.11)	—	(f)
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(f)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(f)

Select Class
Year Ended October 31, 2009	12.84	0.11	(e)	6.39	6.50	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(f)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$18.79	51.49%	$121,638	1.85%	0.45%	1.85%	10%
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26
16.42	34.50	25,722	1.88	0.36	1.88	4
12.23	29.45	8,385	1.89	0.29	2.11	149

18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26
16.26	33.94	8,812	2.37	(0.14)	2.38	4
12.14	28.81	3,108	2.39	(0.18)	2.53	149

18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26
16.26	6.90	1,903	2.45	(0.48)	2.46	4

19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26
16.79	35.14	92,060	1.43	0.77	1.47	4
12.47	30.08	61,981	1.45	0.75	1.53	149

19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26
16.62	34.85	263,684	1.62	0.60	1.62	4
12.36	29.77	127,937	1.64	0.51	1.69	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2009	$18.28	$0.20	(e)(f)	$1.98	(f)	$2.18	$(0.20)	$(7.93)	$(8.13)	$—	(g)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)		(14.75)	(0.79)	(8.75)	(9.54)	—	(g)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72		7.19	(0.52)	(1.62)	(2.14)	—	(g)
Year Ended October 31, 2006	30.82	0.38	(e)	7.29		7.67	(0.44)	(0.53)	(0.97)	—	(g)
Year Ended October 31, 2005	27.09	0.37		3.73		4.10	(0.37)	—	(0.37)	—	(g)

Class B
Year Ended October 31, 2009	18.01	0.14	(e)(f)	1.92	(f)	2.06	(0.17)	(7.93)	(8.10)	—	(g)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)		(14.71)	(0.66)	(8.75)	(9.41)	—	(g)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65		6.90	(0.41)	(1.62)	(2.03)	—	(g)
Year Ended October 31, 2006	30.65	0.17	(e)	7.25		7.42	(0.28)	(0.53)	(0.81)	—	(g)
Year Ended October 31, 2005	26.97	0.21		3.70		3.91	(0.23)	—	(0.23)	—	(g)

Class C
Year Ended October 31, 2009	17.92	0.14	(e)(f)	1.89	(f)	2.03	(0.17)	(7.93)	(8.10)	—	(g)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)		(14.62)	(0.66)	(8.75)	(9.41)	—	(g)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63		6.88	(0.42)	(1.62)	(2.04)	—	(g)
Year Ended October 31, 2006	30.57	0.20	(e)	7.19		7.39	(0.32)	(0.53)	(0.85)	—	(g)
Year Ended October 31, 2005	26.91	0.20		3.69		3.89	(0.23)	—	(0.23)	—	(g)

Class R2
November 3, 2008 (k) through October 31, 2009	18.29	0.18	(e)(f)	1.96	(f)	2.14	(0.19)	(7.93)	(8.12)	—	(g)

Class R5
Year Ended October 31, 2009	18.38	0.25	(e)(f)	2.01	(f)	2.26	(0.24)	(7.93)	(8.17)	—	(g)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)		(14.69)	(0.90)	(8.75)	(9.65)	—	(g)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72		7.38	(0.67)	(1.62)	(2.29)	—	(g)
May 15, 2006 (k) through October 31, 2006	37.07	0.14	(e)	0.82		0.96	(0.40)	—	(0.40)	—	(g)

Select Class
Year Ended October 31, 2009	18.38	0.24	(e)(f)	2.00	(f)	2.24	(0.22)	(7.93)	(8.15)	—	(g)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)		(14.76)	(0.83)	(8.75)	(9.58)	—	(g)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74		7.30	(0.59)	(1.62)	(2.21)	—	(g)
Year Ended October 31, 2006	30.90	0.51	(e)	7.27		7.78	(0.52)	(0.53)	(1.05)	—	(g)
Year Ended October 31, 2005	27.14	0.45		3.75		4.20	(0.44)	—	(0.44)	—	(g)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88, $1.95 and $2.00 and the total return would have been 26.65%, 26.85% and 27.82% for Class C, Class R2 and Class R5, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively. The impact on net realized and unrealized gains (losses) on investments per share and the total return was less than $0.01 and 0.01%, respectively, for Class A, Class B and Select Class Shares, respectively.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes interest expense of 0.04%

(j)	Includes interest expense of 0.01%.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.33	27.39	%(f)	$114,557	1.31%		1.90	%(f)	1.62%	14%
18.28	(43.95	) (h)	87,531	1.35	(i)	2.33		1.64	13
42.57	19.93		181,682	1.32	(j)	1.20		1.51	14
37.52	25.32		140,985	1.31		1.08		1.49	22
30.82	15.16		128,392	1.35		1.33		1.55	22

11.97	26.72	(f)	5,303	1.87		1.44	(f)	2.12	14
18.01	(44.27	) (h)	5,225	1.91		1.74		2.14	13
42.13	19.25		13,236	1.87		0.64		2.00	14
37.26	24.57		11,734	1.92		0.50		1.99	22
30.65	14.50		12,463	1.97		1.06		1.99	22

11.85	26.76	(f)	22,934	1.87		1.46	(f)	2.12	14
17.92	(44.24	) (h)	24,300	1.91		1.74		2.14	13
41.95	19.25		61,023	1.87		0.65		2.01	14
37.11	24.57		46,106	1.91		0.57		1.99	22
30.57	14.49		25,279	1.98		0.68		2.05	22

12.31	26.95	(f)	64	1.56		1.76	(f)	1.85	14

12.47	27.92	(f)	144,494	0.86		2.39	(f)	1.16	14
18.38	(43.70	) (h)	86,640	0.90	(i)	2.86		1.19	13
42.72	20.45		76,309	0.87	(j)	1.67		1.06	14
37.63	2.67		30,533	0.86		0.82		1.07	22

12.47	27.73	(f)	260,814	1.06		2.28	(f)	1.37	14
18.38	(43.82	) (h)	277,313	1.10	(i)	2.10		1.37	13
42.72	20.21		3,202,097	1.07	(j)	1.42		1.25	14
37.63	25.66		4,098,105	1.06		1.46		1.24	22
30.90	15.50		2,520,087	1.07		1.66		1.28	22

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2009	$16.27	$0.36	(e)(f)	$3.52	(f)	$3.88	$(0.70)	$(1.56)	$(2.26)	$—	(g)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(g)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)	—	(g)
July 1, 2006 through October 31, 2006 (i)	24.55	0.06		2.02		2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90		5.33	(0.35)	—	(0.35)	—	(g)
Year Ended June 30, 2005	17.46	0.29		2.12		2.41	(0.30)	—	(0.30)	—	(g)

Class B
Year Ended October 31, 2009	15.13	0.24	(e)(f)	3.25	(f)	3.49	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(g)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)	—	(g)
July 1, 2006 through October 31, 2006 (i)	23.04	0.02		1.87		1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62		4.87	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	16.47	0.16		1.97		2.13	(0.18)	—	(0.18)	—

Class C
Year Ended October 31, 2009	15.78	0.24	(e)(f)	3.41	(f)	3.65	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(g)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)	—	(g)
July 1, 2006 through October 31, 2006 (i)	23.97	0.01		1.96		1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(e)	4.81		5.05	(0.20)	—	(0.20)	—	(g)
Year Ended June 30, 2005	17.05	0.19		2.02		2.21	(0.14)	—	(0.14)	—	(g)

Class R2
November 3, 2008 (k) through October 31, 2009	16.32	0.27	(e)(f)	3.48	(f)	3.75	(0.75)	(1.56)	(2.31)	—	(g)

Select Class
Year Ended October 31, 2009	16.39	0.42	(e)(f)	3.51	(f)	3.93	(0.75)	(1.56)	(2.31)	—	(g)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(g)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)	—	(g)
July 1, 2006 through October 31, 2006 (i)	24.67	0.10		2.02		2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95		5.41	(0.39)	—	(0.39)	—	(g)
Year Ended June 30, 2005	17.53	0.36		2.11		2.47	(0.35)	—	(0.35)	—	(g)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.48, $3.22, $3.38, $3.45 and $3.48 and the total return would have been 27.45%, 26.55%, 26.52%, 26.75% and 27.81% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	The Fund changed its fiscal year end from June 30 to October 31.

(j)	Amount rounds to less than 1%.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$17.89	27.74	%(f)	$109,441	1.07%	2.40	%(f)	1.37%	37%
16.27	(47.49	) (h)	82,272	1.07	2.97		1.27	18
33.43	28.72		139,828	1.07	1.72		1.28	15
26.63	8.47		91,809	1.07	0.86		1.28	—	(j)
24.55	27.41		82,186	1.07	1.87		1.29	12
19.57	13.79		48,993	1.07	1.75		1.22	14

16.54	26.78	(f)	8,179	1.80	1.72	(f)	1.87	37
15.13	(47.88	) (h)	8,547	1.77	2.18		1.77	18
31.25	27.87		21,693	1.77	1.03		1.77	15
24.93	8.20		20,192	1.77	0.16		1.78	—	(j)
23.04	26.54		20,317	1.78	1.17		1.79	12
18.42	12.88		12,436	1.81	0.96		1.81	14

17.35	26.74	(f)	16,231	1.80	1.63	(f)	1.87	37
15.78	(47.85	) (h)	10,639	1.77	2.16		1.77	18
32.52	27.83		23,567	1.78	1.03		1.78	15
25.94	8.22		13,871	1.77	0.16		1.78	—	(j)
23.97	26.48		12,718	1.78	1.08		1.79	12
19.12	12.97		9,127	1.81	0.88		1.81	14

17.76	26.96	(f)	234	1.32	1.77	(f)	1.62	37

18.01	28.02	(f)	772,784	0.82	2.76	(f)	1.12	37
16.39	(47.35	) (h)	714,939	0.82	3.09		1.02	18
33.65	29.02		1,584,921	0.82	1.97		1.03	15
26.79	8.59		1,243,966	0.82	1.12		1.03	—	(j)
24.67	27.74		1,170,044	0.82	1.99		1.04	12
19.65	14.04		877,944	0.81	1.91		0.90	14

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2009	$9.95	$0.19	(e)(f)	$2.16	(f)	$2.35	$(0.20)	$—	(g)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)		(8.18)	(0.27)	—	(g)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31		3.57	(0.17)	—	(g)
Year Ended October 31, 2006	11.62	0.15	(e)	3.40		3.55	(0.17)	—	(g)
Year Ended October 31, 2005	10.17	(0.07)		1.67		1.60	(0.15)	—	(g)

Class B
Year Ended October 31, 2009	9.83	0.14	(e)(f)	2.16	(f)	2.30	(0.10)	—	(g)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)		(8.16)	(0.21)	—	(g)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27		3.45	(0.11)	—	(g)
Year Ended October 31, 2006	11.53	0.09	(e)	3.36		3.45	(0.12)	—	(g)
Year Ended October 31, 2005	10.07	(0.09)		1.63		1.54	(0.08)	—	(g)

Class C
Year Ended October 31, 2009	9.77	0.13	(e)(f)	2.11	(f)	2.24	(0.19)	—	(g)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)		(8.12)	(0.32)	—	(g)
July 31, 2007 (h) through October 31, 2007	16.88	(0.03	)(e)	1.36		1.33	—	—	(g)

Institutional Class
Year Ended October 31, 2009	10.13	0.25	(e)(f)	2.18	(f)	2.43	(0.27)	—	(g)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)		(8.24)	(0.35)	—	(g)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37		3.71	(0.24)	—	(g)
Year Ended October 31, 2006	11.82	0.19	(e)	3.48		3.67	(0.24)	—	(g)
Year Ended October 31, 2005	10.36	0.15		1.56		1.71	(0.25)	—	(g)

Select Class
Year Ended October 31, 2009	10.07	0.22	(e)(f)	2.18	(f)	2.40	(0.23)	—	(g)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)		(8.22)	(0.31)	—	(g)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34		3.64	(0.20)	—	(g)
Year Ended October 31, 2006	11.75	0.17	(e)	3.46		3.63	(0.22)	—	(g)
Year Ended October 31, 2005	10.31	0.17		1.50		1.67	(0.23)	—	(g)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.15, $2.14, $2.10, $2.17 and $2.17, the total return would have been 24.07%, 23.41%, 23.40%, 24.60% and 24.31% and the net investment income (loss) ratio would have been 1.83%, 1.33%, 1.19%, 2.40% and 2.11% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively. The net investment income (loss) per share would have been $0.12 for Class C Shares. The impact on net investment income (loss) per share was less than $0.01 for Class A, Class B, Institutional Class and Select Class Shares, respectively.

(g)	Amount rounds to less than $0.01.

(h)	Commencement of offering of class of shares.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.10	24.17	%(f)	$13,773	1.41%		1.84	%(f)	1.42%	85%
9.95	(45.06)		6,700	1.39		1.99		1.39	70
18.40	23.98		13,255	1.39		1.58		1.40	92
15.00	30.88		11,261	1.42		1.12		1.56	92
11.62	15.89		7,852	1.59		0.85		1.64	58

12.03	23.62	(f)	1,716	1.91		1.34	(f)	1.92	85
9.83	(45.31)		879	1.89		1.48		1.89	70
18.20	23.30		2,023	1.89		1.06		1.90	92
14.86	30.17		1,396	1.92		0.65		2.06	92
11.53	15.40		980	2.07		0.45		2.11	58

11.82	23.50	(f)	636	1.91		1.20	(f)	1.92	85
9.77	(45.31)		87	1.89		1.58		1.89	70
18.21	7.88		77	1.90		(0.69)		1.94	92

12.29	24.70	(f)	161,023	0.92		2.41	(f)	1.02	85
10.13	(44.77)		126,248	0.92		2.48		0.98	70
18.72	24.58		154,596	0.93	(i)	1.99		1.00	92
15.25	31.48		77,502	0.92		1.33		1.15	92
11.82	16.76		57,924	0.92		1.44		1.02	58

12.24	24.41	(f)	28,588	1.16		2.12	(f)	1.17	85
10.07	(44.87)		23,645	1.14		2.20		1.14	70
18.60	24.22		63,875	1.14		1.78		1.15	92
15.16	31.25		55,237	1.17		1.24		1.30	92
11.75	16.37		74,050	1.16		1.69		1.17	58

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2009	$10.32	$0.23	(e)	$2.06	$2.29	$(0.34)	$—	$(0.34)	$—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2006	12.59	0.41	(e)	3.81	4.22	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2005	10.59	0.21	(e)	2.10	2.31	(0.31)	—	(0.31)	—	(f)

Class B
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	12.40	0.34	(e)	3.75	4.09	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2005	10.41	0.14	(e)	2.09	2.23	(0.24)	—	(0.24)	—	(f)

Class C
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)
July 11, 2006 (g) through October 31, 2006	15.06	—	(e)(f)	1.31	1.31	—	—	—	—	(f)

Class R2
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)

Institutional Class
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2006	12.70	0.42	(e)	3.91	4.33	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2005	10.64	0.23	(e)	2.15	2.38	(0.32)	—	(0.32)	—	(f)

Select Class
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)
Year Ended October 31, 2006	12.65	0.40	(e)	3.89	4.29	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2005	10.59	0.22	(e)	2.12	2.34	(0.28)	—	(0.28)	—	(f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.27	23.08%	$134,648	1.36%	2.20%	1.36%	98%
10.32	(47.12)	79,202	1.32	2.59	1.32	86
20.84	26.60	106,228	1.34	1.55	1.34	92
16.65	33.85	23,013	1.39	2.65	1.39	80
12.59	22.18	2,891	1.44	1.74	1.82	76

12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86
20.46	25.96	14,604	1.84	1.04	1.84	92
16.37	33.20	7,790	1.89	2.27	1.90	80
12.40	21.69	1,314	1.94	1.21	2.60	76

11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86
20.36	25.96	17,193	1.84	1.09	1.84	92
16.37	8.70	1,691	1.92	0.03	1.93	80

12.19	22.73	423	1.60	0.76	1.60	98

12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86
21.11	27.10	201,062	0.94	1.80	0.94	92
16.83	34.47	51,749	0.94	2.82	1.01	80
12.70	22.82	34,624	0.95	2.00	1.16	76

12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86
21.01	26.91	732,412	1.09	1.68	1.09	92
16.76	34.22	259,906	1.14	2.63	1.14	80
12.65	22.47	52,274	1.22	1.86	1.31	76

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2009	$13.51	$0.19	(e)	$2.40	$2.59	$(1.11)	$—	$(1.11)	$—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	17.24	0.24	(e)	4.46	4.70	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)	—	(f)

Class C
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.66	0.10	(e)	1.94	2.04	—	—	—	—	(f)

Class R2
November 3, 2008 (h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(f)

Institutional Class
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)	—	(f)

Select Class
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.90	0.20	(e)	1.98	2.18	—	—	—	—	(f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$14.99	21.38%	$23,506	1.51	%(g)	1.51%	1.63%	95%
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92
17.24	16.28	2,700	1.63		0.64	1.76	56

14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

14.86	20.61	60	1.75	(g)	1.29	1.87	95

15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92
17.52	16.97	103,598	1.00		1.46	1.23	56

15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

Class R2 Shares commenced operations on November 3, 2008 for the International Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

84   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (amounts in thousands):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$6,779	$—	$—	$6,779
Brazil	30,577	—	—	30,577
Chile	8,117	—	—	8,117
China	—	86,895	—	86,895
Egypt	—	13,434	—	13,434
Hong Kong	—	71,714	—	71,714
India	11,597	72,489	—	84,086
Indonesia	—	12,437	—	12,437
Israel	11,620	—	—	11,620
Malaysia	—	5,008	—	5,008
Mexico	67,534	—	—	67,534
Russia	4,800	34,369	—	39,169
South Africa	—	78,523	—	78,523
South Korea	—	77,672	—	77,672
Taiwan	—	45,383	—	45,383
Turkey	—	27,210	—	27,210
Total Common Stocks	141,024	525,134	—	666,158
Preferred Stocks
Brazil	125,754	—	—	125,754
Total Preferred Stocks	125,754	—	—	125,754
Short-Term Investment
Investment Company	39,563	—	—	39,563
Total Investments in Securities	$306,341	$525,134	$—	$831,475

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$14,257	$—	$14,257
Belgium	—	6,211	—	6,211
Brazil	11,174	—	—	11,174
China	—	5,906	—	5,906
Finland	—	5,993	—	5,993
France	—	79,471	—	79,471
Germany	—	43,358	—	43,358
Greece	—	3,009	—	3,009
Hong Kong	—	14,634	—	14,634
Israel	3,988	—	—	3,988
Italy	—	17,379	—	17,379
Japan	—	90,618	—	90,618
Mexico	6,921	—	—	6,921
Netherlands	—	22,947	—	22,947
Spain	—	23,858	—	23,858
Sweden	—	2,763	—	2,763
Switzerland	—	58,435	—	58,435
Taiwan	—	3,633	—	3,633
United Kingdom	—	117,423	—	117,423
Total Common Stocks	22,083	509,895	—	531,978
Short-Term Investment
Investment Company	15,115	—	—	15,115
Investment of Cash Collateral for Securities on Loan
Investment Company	18,695	—	—	18,695
Total Investments in Securities	$55,893	$509,895	$—	$565,788

86   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

International Equity Index Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—		$39,471	$—	$39,471
Austria	—		14,231	—	14,231
Belgium	—		17,914	—	17,914
Bermuda	—		1,300	—	1,300
Brazil	1,364		—	—	1,364
Chile	4,927		—	—	4,927
China	—		4,591	—	4,591
Cyprus	—		929	—	929
Denmark	—		11,202	—	11,202
Finland	—		7,286	—	7,286
France	—		88,459	—	88,459
Germany	—		110,484	—	110,484
Greece	—		11,772	—	11,772
Hong Kong	—		8,010	—	8,010
Hungary	—		5,636	—	5,636
India	—		4,922	—	4,922
Ireland	—		8,507	—	8,507
Israel	2,554		3,153	—	5,707
Italy	—		71,168	—	71,168
Japan	—		147,196	—	147,196
Luxembourg	—		5,160	—	5,160
Mexico	5,516		91	—	5,607
Netherlands	—		39,963	—	39,963
New Zealand	—		4,777	—	4,777
Norway	—		13,838	—	13,838
Philippines	—		5,148	—	5,148
Portugal	—		7,741	—	7,741
Singapore	—		5,726	—	5,726
South Africa	—		5,007	—	5,007
South Korea	—		5,254	—	5,254
Spain	—		59,074	—	59,074
Sweden	—		16,511	—	16,511
Switzerland	—		19,389	—	19,389
Taiwan	—		5,477	—	5,477
Thailand	—		4,663	—	4,663
Turkey	—		5,203	—	5,203
United Kingdom	—		77,309	—	77,309
United States	493		—	—	493
Total Common Stocks	14,854		836,562	—	851,416
Preferred Stocks
Brazil	3,713		—	—	3,713
Chile	—		492	—	492
Germany	—		5,318	—	5,318
Japan	—		22	—	22
Total Preferred Stocks	3,713		5,832	—	9,545
Investment Companies	7,972		—	—	7,972
Warrants
Italy	—		12	—	12
Short-Term Investment
Investment Company	21,303		—	—	21,303
Investments of Cash Collateral for Securities on Loan
Certificate of Deposit	—		6,953	—	6,953
Investment Company	18,807		—	—	18,807
Total Investments in Securities	$66,649		$849,359	$—	$916,008
Appreciation in Other Financial Instruments*
Futures Contracts	$—	(a)	$—	$—	$—	(a)
Depreciation in Other Financial Instruments*
Futures Contracts	$(572)		$—	$—	$(572)

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$5,011	$—	$5,011
Austria	—	1,494	—	1,494
Belgium	—	3,332	—	3,332
Canada	1,089	—	—	1,089
China	—	5,844	—	5,844
Finland	—	3,256	—	3,256
France	—	26,072	—	26,072
Germany	—	14,548	—	14,548
Hong Kong	—	6,739	—	6,739
India	1,790	—	—	1,790
Indonesia	—	1,963	—	1,963
Ireland	—	2,028	—	2,028
Israel	1,313	—	—	1,313
Italy	—	5,035	—	5,035
Japan	—	41,848	—	41,848
Luxembourg	—	3,133	—	3,133
Netherlands	—	18,104	—	18,104
South Korea	1,654	—	—	1,654
Spain	—	4,772	—	4,772
Sweden	—	1,020	—	1,020
Switzerland	—	6,692	—	6,692
Taiwan	—	4,260	—	4,260
United Kingdom	—	37,107	—	37,107
Total Common Stocks	5,846	192,258	—	198,104
Short-Term Investment
Investment Company	6,453	—	—	6,453
Investment of Cash Collateral for Securities on Loan
Investment Company	7,599	—	—	7,599
Total Investments in Securities	$19,898	$192,258	$—	$212,156
Appreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$1,251	$—	$—	$1,251
Depreciation in Other Financial Instruments*
Futures Contracts	$(89)	$—	$—	$(89)
Forward Foreign Currency Exchange Contracts	(646)	—	—	(646)
Total Depreciation in Other Financial Instruments	$(735)	$—	$—	$(735)

88   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$27,535	$—	$27,535
Austria	—	12,141	—	12,141
Belgium	—	35,469	—	35,469
China	—	72,838	—	72,838
Finland	—	19,285	—	19,285
France	—	258,620	—	258,620
Germany	—	171,685	—	171,685
Greece	—	5,793	—	5,793
Hong Kong	—	27,036	—	27,036
Indonesia	—	18,792	—	18,792
Italy	—	49,860	—	49,860
Japan	—	259,625	—	259,625
Luxembourg	—	22,163	—	22,163
Netherlands	—	150,841	—	150,841
South Africa	—	8,814	—	8,814
Spain	—	60,245	—	60,245
Switzerland	—	47,215	—	47,215
Taiwan	—	16,385	—	16,385
United Kingdom	—	336,609	—	336,609
Total Common Stocks	—	1,600,951	—	1,600,951
Preferred Stocks
Germany	—	11,042	—	11,042
Total Preferred Stocks	—	11,042	—	11,042
Short-Term Investment
Investment Company	31,700	—	—	31,700
Investment of Cash Collateral for Securities on Loan
Investment Company	35,680	—	—	35,680
Total Investments in Securities	$67,380	$1,611,993	$—	$1,679,373
Appreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$9,941	$—	$—	$9,941
Depreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(3,912)	$—	$—	$(3,912)

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$16,868	$—	$16,868
Austria	—	3,742	—	3,742
Belgium	—	4,360	—	4,360
China	—	5,223	—	5,223
Denmark	—	3,571	—	3,571
Finland	—	3,597	—	3,597
France	—	49,497	—	49,497
Germany	—	28,873	—	28,873
Greece	—	3,190	—	3,190
Hong Kong	1,226	14,883	—	16,109
India	—	3,115	—	3,115
Indonesia	—	873	—	873
Ireland	—	1,351	—	1,351
Italy	—	9,839	—	9,839
Japan	—	90,090	—	90,090
Luxembourg	—	2,033	—	2,033
Mexico	2,959	—	—	2,959
Netherlands	—	23,392	—	23,392
Norway	—	3,976	—	3,976
Russia	—	992	—	992
Singapore	—	2,618	—	2,618
South Korea	—	4,571	—	4,571
Spain	—	20,168	—	20,168
Sweden	—	6,431	—	6,431
Switzerland	—	43,437	—	43,437
Taiwan	—	1,387	—	1,387
United Kingdom	—	111,564	—	111,564
Total Common Stocks	4,185	459,641	—	463,826
Preferred Stocks
Brazil	1,682	—	—	1,682
Germany	—	2,467	—	2,467
Total Preferred Stocks	1,682	2,467	—	4,149
Rights
United Kingdom	—	228	—	228
Short-Term Investment
Investment Company	1,200	—	—	1,200
Total Investments in Securities	$7,067	$462,336	$—	$469,403

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Amount rounds to less than $1,000.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

International Equity Fund	Balance as of 10/31/08		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 10/31/09
Investments in Securities
Common Stocks — Argentina	$—	(a)	$(1,410)	$1,410	$—	$—	$—	$—
Common Stocks — Netherlands	—	(a)	(289)	289	—	—	—	—
Total	$—	(a)	$(1,699)	$1,699	$—	$—	$—	$—

90   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

International Equity Index Fund	Balance as of 10/31/08	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 10/31/09
Investments in Securities
Common Stocks — Australia	$—	$—	$(9)	$—	$—	$9	$—
Total	$—	$—	$(9)	$—	$—	$9	$—

(a)	Amount rounds to less than $1,000.

Transfers into, or out of, Level 3 are valued using values as of the day the security was transferred.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Restricted Cash — As of October 31, 2009, approximately $3.6 million (.04% of net assets) of the International Equity Index Fund’s cash balance is comprised of Argentine Pesos, which are held at a local custodian bank in Argentina. This balance is subject to repatriation restrictions and documentation imposed by the Central Bank of the Republic of Argentina that limits the monthly repatriation within U.S. Dollars to $500,000.

As a result of these requirements, the International Equity Index Fund may not have immediate access to this cash balance and repatriation may be delayed.

D. Futures Contracts — The International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The International Equity Index Fund had activity in futures contracts during the year ended October 31, 2009, with an average notional balance of approximately $20,691,000 during the year ended October 31, 2009.

The International Opportunities Fund held futures from August 31, 2009 through the year ended October 31, 2009. The ending notional amounts and balance are indicative of volume during the year ended October 31, 2009.

The International Value Fund held futures with an average notional balance of approximately $12,429,000 during the year ended October 31, 2009. At October 31, 2009, the International Value Fund no longer holds positions in these investments.

The Intrepid International Fund held futures through December 31, 2008 with an average notional balance of approximately $ 7,628,000. At October 31, 2009, the Intrepid International Fund no longer holds positions in these investments.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

E. Forward Foreign Currency Exchange Contracts — The International Equity Index Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The International Equity Index Fund held forward foreign currency exchange contracts at December 31, 2008, with a settlement value of approximately $30,000 and at October 31, 2009, no longer holds positions in these investments.

The International Opportunities Fund decreased the volume of activity in forward foreign currency exchange contracts during the year ended October 31, 2009, with an average settlement value balance of approximately $72,412,000 during the year ended October 31, 2009.

The International Value Fund increased the volume of activity in forward foreign currency exchange contracts during the year ended October 31, 2009, with an average settlement value balance of approximately $543,607,000 during the year ended October 31, 2009.

F. Summary of Derivative Information

The following tables present the value of derivatives held as of October 31, 2009, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of October 31, 2009

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$— (b)

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(572)
Total		$(572)

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$1,251
Total		$—	$1,251

Liabilities:
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(646)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(89)	—
Total		$(89)	$(646)

92   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	$9,941
Total		$9,941

Liabilities:
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	$(3,912)
Total		$(3,912)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

(b)	Amount rounds to less than $1,000.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2009, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2009

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(43)	$(43)
Equity contracts	(5,666)	—	(5,666)
Total	$(5,666)	$(43)	$(5,709)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$3,169	$3,169
Total	$3,169	$3,169

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$236	$236
Equity contracts	128	—	128
Total	$128	$236	$364

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$1,332	$1,332
Equity contracts	(89)	—	(89)
Total	$(89)	$1,332	$1,243

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$10,424	$10,424
Equity contracts	903	—	903
Total	$903	$10,424	$11,327

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$6,258	$6,258
Equity contracts	(234)	—	(234)
Total	$(234)	$6,258	$6,024

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$4	$4
Equity contracts	(67)	—	(67)
Total	$(67)	$4	$(63)

The Funds’ derivatives contracts held at October 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

H. Securities Lending — Each Fund may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (the “Advisor”) in order to generate additional income. JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to a

94   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Securities Lending Agreement (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statements of Operations.

For the year ended October 31, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Emerging Markets Equity Fund	$35
International Equity Fund	199
International Equity Index Fund	994
International Opportunities Fund	93
International Value Fund	471

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively; due to market volatility coupled with provisions in the Securities Lending Agreement, collateral amounts may fall below these levels. The Securities Lending Agreement, however, requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At October 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Due from Affiliate*	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
International Equity Fund	$17,197	$—	$18,695	$—	$18,695
International Equity Index Fund	24,717	753	25,804	(44)	25,760
International Opportunities Fund	7,173	—	7,599	—	7,599
International Value Fund	33,820	—	35,680	—	35,680

*	Amount represents cash collateral posted by the borrower for an outstanding loan that was received by JPMCB, as lending agent for the Funds. As of October 31, 2009 this amount was not remitted by JPMCB to the International Equity Index Fund and is recorded as Due from affiliate on the Statements of Assets and Liabilities.

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

The Funds invest cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Emerging Markets Equity Fund	$2
International Equity Fund	15
International Equity Index Fund	61
International Opportunities Fund	7
International Value Fund	40

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended October 31, 2009 (amounts in thousands):

Lending Agent Fees Incurred
Emerging Markets Equity Fund	$3
International Equity Fund	50
International Equity Index Fund	81
International Opportunities Fund	9
International Value Fund	47

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Emerging Markets Equity Fund	$(8,673)	$(116)	$8,789
International Equity Fund	—	258	(258)
International Equity Index Fund	—	918	(918)
International Opportunities Fund	(141)	617	(476)
International Value Fund	—	9,824	(9,824)
Intrepid International Fund	—	1,083	(1,083)

The reclassifications for the Funds relate primarily to foreign currency gains or losses (for International Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund), passive foreign investment company (PFIC) gains and losses (for International Equity Index Fund and Intrepid International Fund), expiration of capital loss carryforwards (for Emerging Markets Equity Fund and International Opportunities Fund) and litigation income reclass (for International Opportunities Fund).

96   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

N. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Equity Fund	1.00%
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2009 were as follows (excluding the reimbursement disclosed in Note 2.H. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Emerging Markets Equity Fund	$25
International Equity Fund	7
International Equity Index Fund	16
International Opportunities Fund	3
International Value Fund	36
Intrepid International Fund	2

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding fund of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2009, the annualized effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Markets Equity Fund	0.25%	0.75%	0.75%	n/a
International Equity Fund	0.25	0.75	0.75	0.50%
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$43	$17
International Equity Fund	11	10
International Equity Index Fund	47	39
International Opportunities Fund	1	1
International Value Fund	11	8
Intrepid International Fund	2	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	n/a	n/a	0.10%	0.25%
International Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Markets Equity Fund	2.00%	2.50%	2.50%	n/a	n/a	1.45%	1.75%
International Equity Fund	1.31	2.00	2.00	1.56%	0.86%	n/a	1.06
International Equity Index Fund	1.18	1.93	1.93	1.43	n/a	n/a	0.93
International Opportunities Fund	1.42	1.92	1.92	n/a	n/a	0.92	1.17
International Value Fund	1.45	1.95	1.95	1.70	n/a	0.95	1.41
Intrepid International Fund	1.80	n/a	2.00	2.05	n/a	1.00	1.25

The contractual expense limitation agreements were in effect for the year ended October 31, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

98   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

For the year ended October 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Markets Equity Fund	$15	$—	$51	$66	$—
International Equity Fund	1,086	18	214	1,318	—
International Equity Index Fund	4	—	1,360	1,364	7
International Opportunities Fund	15	—	121	136	—
International Value Fund	22	—	26	48	—
Intrepid International Fund	384	136	85	605	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Markets Equity Fund	$8	$—	$—	$8
International Equity Fund	32	1	—	33
International Equity Index Fund	—	375	430	805
Intrepid International Fund	13	5	—	18

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2009, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

International Equity Index Fund	$—	(a)
Intrepid International Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$318,270	$47,375
International Equity Fund	62,048	88,898
International Equity Index Fund	269,339	325,858
International Opportunities Fund	149,560	137,442
International Value Fund	1,658,671	1,081,547
Intrepid International Fund	423,909	679,081

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

During the year ended October 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$647,954	$198,721	$15,200	$183,521
International Equity Fund	483,923	137,983	56,118	81,865
International Equity Index Fund	692,368	284,042	60,402	223,640
International Opportunities Fund	203,211	21,106	12,161	8,945
International Value Fund	1,572,371	156,569	49,567	107,002
Intrepid International Fund	462,643	34,460	27,700	6,760

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed wash sale loss deferrals and mark to market of PFICs (for International Equity Index Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$7,968	$—	$7,968
International Equity Fund	23,058	186,174	209,232
International Equity Index Fund	36,370	71,131	107,501
International Opportunities Fund	3,948	—	3,948
International Value Fund	33,671	—	33,671
Intrepid International Fund	40,964	—	40,964

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$1,235	$—	$1,235
International Equity Fund	73,819	507,799	581,618
International Equity Index Fund	41,408	78,193	119,601
International Opportunities Fund	4,460	—	4,460
International Value Fund	47,349	18,457	65,806
Intrepid International Fund	26,615	31,297	57,912

At October 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$2,556	$(28,804)	$183,389
International Equity Fund	653	(7,942)	81,908
International Equity Index Fund	14,443	(71,618)	222,914
International Opportunities Fund	5,245	(99,399)	8,959
International Value Fund	38,440	(374,177)	107,705
Intrepid International Fund	7,245	(557,865)	6,812

For the Funds, the cumulative timing differences primarily consist of deferred compensation (for Emerging Markets Equity Fund, International Equity Fund), wash sale loss deferrals, mark to market of PFICs (for Emerging Markets Equity Fund, International Equity Index Fund and Intrepid International Fund) and mark to market of forward foreign currency contracts (for International Opportunities Fund and International Value Fund).

100   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

As of October 31, 2009, the following Funds had net capital loss carryforwards, expiring in the year indicated, which are available to offset future realized gains (amounts in thousands):

	2010	2011	2016	2017	Total
Emerging Markets Equity Fund	$5,297	$—	$11,075	$12,432	$28,804
International Equity Fund	—	—	—	7,942	7,942
International Equity Index Fund	—	—	—	71,618	71,618
International Opportunities Fund	25,712	15,833	18,724	39,130	99,399
International Value Fund	—	—	132,632	241,545	374,177
Intrepid International Fund	—	—	306,507	251,358	557,865

During the year ended October 31, 2009, the Funds had expired capital loss carryforwards as follows (amounts in thousands):

Emerging Markets Equity Fund	$8,673
International Opportunities Fund	135

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Emerging Markets Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund. Additionally, Emerging Markets Equity Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

In addition, the JPMorgan SmartRetirement Funds and the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	JPMorgan SmartRetirement Funds	J.P. Morgan Investor Funds
JPMorgan Emerging Markets Equity Fund	10.2%	n/a
JPMorgan International Equity Fund	19.0	11.8%
JPMorgan International Equity Index Fund	n/a	37.4
JPMorgan International Opportunities Fund	50.5	n/a

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2009, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2009, International Equity Fund, International Value Fund and Intrepid International Fund invested 21.5%, 20.5% and 23.8% of their respective total investments (excluding Investments of Cash Collateral) in issuers in the United Kingdom. International Opportunities Fund invested 20.5% of its total investments (excluding Investments of Cash Collateral) in issuers in Japan.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

102   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I) and JPMorgan International Equity Index Fund (a separate Fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   103

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

104   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   105

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

106   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,360.60	$10.83	1.82%
Hypothetical	1,000.00	1,016.03	9.25	1.82
Class B
Actual	1,000.00	1,356.70	13.78	2.32
Hypothetical	1,000.00	1,013.51	11.77	2.32
Class C
Actual	1,000.00	1,357.60	13.79	2.32
Hypothetical	1,000.00	1,013.51	11.77	2.32
Institutional Class
Actual	1,000.00	1,363.80	8.40	1.41
Hypothetical	1,000.00	1,018.10	7.17	1.41
Select Class
Actual	1,000.00	1,361.90	9.35	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57

International Equity Fund
Class A
Actual	1,000.00	1,303.70	7.61	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class B
Actual	1,000.00	1,299.60	10.78	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   107

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio
International Equity Fund (continued)
Class C
Actual	$1,000.00	$1,299.30	$10.78	1.86%
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class R2
Actual	1,000.00	1,325.20	9.14	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R5
Actual	1,000.00	1,311.40	5.01	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Select Class
Actual	1,000.00	1,306.00	6.16	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

International Equity Index Fund
Class A
Actual	1,000.00	1,310.60	6.23	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class B
Actual	1,000.00	1,306.50	10.46	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class C
Actual	1,000.00	1,305.50	10.46	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class R2
Actual	1,000.00	1,308.80	7.68	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Select Class
Actual	1,000.00	1,312.70	4.78	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

International Opportunities Fund
Class A
Actual	1,000.00	1,281.80	8.11	1.41
Hypothetical	1,000.00	1,018.10	7.17	1.41
Class B
Actual	1,000.00	1,279.80	10.98	1.91
Hypothetical	1,000.00	1,015.58	9.70	1.91
Class C
Actual	1,000.00	1,279.20	10.97	1.91
Hypothetical	1,000.00	1,015.58	9.70	1.91
Institutional Class
Actual	1,000.00	1,285.60	5.30	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Select Class
Actual	1,000.00	1,284.40	6.68	1.16
Hypothetical	1,000.00	1,019.36	5.90	1.16

108   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio

International Value Fund
Class A
Actual	$1,000.00	$1,294.30	$7.81	1.35%
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class B
Actual	1,000.00	1,291.40	10.68	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,290.20	10.68	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class R2
Actual	1,000.00	1,292.70	9.19	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Institutional Class
Actual	1,000.00	1,297.60	5.44	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Select Class
Actual	1,000.00	1,295.70	6.37	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

Intrepid International Fund
Class A
Actual	1,000.00	1,283.40	8.63	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	1,280.10	11.44	1.99
Hypothetical	1,000.00	1,015.17	10.11	1.99
Class R2
Actual	1,000.00	1,282.10	10.07	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Institutional Class
Actual	1,000.00	1,287.50	5.82	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
Select Class
Actual	1,000.00	1,285.50	7.14	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

110   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Markets Equity Fund, International Opportunities Fund, International Value Fund, and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   111

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the first quintile for Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the first, third and third quintiles for Class A shares and in the first, second and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that the performance was reasonable.

The Trustees noted that the International Equity Index Fund’s performance was in the third, second and second quintiles for Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Opportunities Fund’s performance was in the second, first and second quintiles for Class A shares and in the second, first and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Value Fund’s performance was in the third, second and first quintiles for Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid International Fund’s performance was in the fourth quintile for Class A shares for the one-, three-, and five-year periods ended December 31, 2008, respectively and in the fourth quintile for Select Class shares for the one-year period ended December 31, 2008, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with the members of the equity investment sub-committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the

112   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for Class A and Select Class shares was in the fifth quintile and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A and Select Class shares was in the fifth quintile and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   113

SPECIAL SHAREHOLDER MEETING RESULTS
(Unaudited)

JPMorgan Trust II (“JPM II”) held a special meeting of shareholders on June 15, 2009, for the purpose of considering and voting upon the following proposal:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of JPM II, including the International Equity Index Fund. The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313

John F. Finn
In Favor	93,441,137
Withheld	1,027,624

Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740

Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045

Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363

Peter C. Marshall
In Favor	93,503,565
Withheld	965,196

Marilyn McCoy
In Favor	93,509,493
Withheld	959,268

William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968

Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290

Fergus Reid, III
In Favor	93,503,219
Withheld	965,542

Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928

James J. Schonbachler
In Favor	93,504,517
Withheld	964,244

Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

114   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2009 (amounts in thousands):

Long-Term Capital Gain Distribution
International Equity Fund	$186,174
International Equity Index Fund	71,131

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Markets Equity Fund	$8,465
International Equity Fund	23,058
International Equity Index Fund	27,099
International Opportunities Fund	3,445
International Value Fund	23,316
Intrepid International Fund	48,110

Short Term Gains and Qualified Interest Income (QII)

For the fiscal year ended October 31, 2009, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gain (amounts in thousands):

Qualified Short-Term Gain
International Equity Fund	$13,064

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2009, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Markets Equity Fund	$11,021	$364
International Equity Fund	13,634	1,664
International Equity Index Fund	23,429	2,766
International Opportunities Fund	4,991	602
International Value Fund	42,972	4,040
Intrepid International Fund	14,716	1,393

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2009. These shareholders will receive more detailed information along with 2009 Form 1099-DIV.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   115

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

116   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. October 2009.	AN-INTEQ-1009

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2009 – $53,600

2008 – $53,900

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2008 –  $18,890,000

2007 –  $15,213,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2009 – $8,740

2008 – $8,760

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2009 and 2008, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2009 – Not applicable

2008 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2009 – 0.0%

2008 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $24.8 million in 2008 and $19.9 million in 2007.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

January 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

January 6, 2010

By:

/s/_____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

January 6, 2010